Exhibit 99.2

ACADIA REALTY TRUST

Focused.

Disciplined.

Value-Driven.

Second Quarter 2010

Reporting Supplement

Reporting Supplement
June 30, 2010

Table of Contents
	Page		Page

Section I - Financial Information		Section II - Opportunity Fund Information

Company Information	3	Opportunity Fund Overview	24

Market Capitalization	4	Redevelopment Projects - Operating	25

Operating Statements		Redevelopment Projects - Construction and Design	26
Pro-rata Consolidation	5
Joint Ventures	6	RCP Venture Investments	27
Opportunity Funds	7
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		Section III - Core and Opportunity Fund Portfolio Information
and Funds Available for Distribution ("FAD")	9
EBITDA	10	Core Properties	28
Same Property Net Operating Income	11
Fee Income	12	Core Portfolio by State	30
2010 Guidance	13
Net Asset Valuation	14	Core Top Tenants	31

Balance Sheet - Pro-rata Consolidation	15	Core Lease Expirations	32

Notes Receivable	16	Core New and Renewal Rent Spreads	34

Debt Analysis		Core Capital Expenditures	35
Summary	17
Detail	18	Opportunity Fund Properties	36
Maturities	21
Maturities with Extension Options	22	Storage Post Properties	37

Selected Financial Ratios	23	Opportunity Fund Lease Expirations	38

		Portfolio Demographics	41

		Important Notes	42

Visit www.acadiarealty.com for additional investor and portfolio information

Reporting Supplement
June 30, 2010

Company Information

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 76 properties totaling approximately 8 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.

Corporate Headquarters	1311 Mamaroneck Avenue	Investor Relations	Jon Grisham
Suite 260	Senior Vice President,
White Plains, NY 10605	Chief Accounting Officer
(914) 288-8142
jgrisham@acadiarealty.com

New York Stock Exchange	Symbol AKR	Web Site	www.acadiarealty.com

Analyst Coverage	Banc of America / Merrill Lynch	Green Street Advisors	KeyBanc Capital Markets, Inc.
Craig Schmidt (646) 855-3640	James Sullivan (949) 640-8780	Todd Thomas - (917) 368-2286
craig_schmidt@ml.com	jsullivan@greenst.com	tthomas@keybanccm.com

Bank of Montreal	Janney Montgomery Scott	Macquarie Capital (USA)
Paul Adornato, CFA - (212) 885-4170	Andrew T. DiZio, CFA (215) 665-6439	Dave Wigginton (212) 231-6380
paul.adornato@bmo.com	adizio@jmsonline.com	dave.wiggington@maquarie.com

Citigroup - Smith Barney	J.P. Morgan Securities, Inc.	RBC Capital Markets
Quentin Velleley, CFA - (212) 816-6981	Michael W. Mueller, CFA (212) 622-6689	Rich Moore, CFA - (440) 715-2646
quentin.velleley@citi.com	michael.w.mueller@jpmorgan.com	rich.moore@rbccm.com

Cowen and Company	Keefe, Bruyette & Woods, Inc.	UBS
Stephen Boyd - (646) 562-1382	Sheila K. McGrath - (212) 887-7793	Christy McElroy - (203) 719-7831
Stephen.Boyd@cowen.com	smcgrath@kbw.com	christy.mcelroy@ubs.com

Reporting Supplement
June 30, 2010
				Market Capitalization
Total Market Capitalization				including the hypothetical
(including pro-rata share of				repayment of debt with
Opportunity Fund debt)	Market Capitalization			available cash of
(dollars in thousands)	as of June 30, 2010			$65.5 million ("Net Debt")
	Percent		Percent of	Percent		Percent of
	of Total		Total Market	of Total		Total Market
	Equity		Capitalization	Equity		Capitalization
Equity Capitalization
Total Common Shares Outstanding	98.8%	$40,143		98.8%	$40,143
Common Operating Partnership ("OP") Units	1.2%	468		1.2%	468
Combined Common Shares and OP Units		40,611			40,611

Share Price June 30, 2010		16.68			16.68

Equity Capitalization - Common Shares and OP Units		677,391			677,391
Preferred OP Units 1		418			418
Total Equity Capitalization		677,809	60.3%		677,809	64.1%

Debt Capitalization
Consolidated debt		809,376			809,376
Adjustment to reflect pro-rata share of debt		(363,737)			(363,737)
Total Debt Capitalization		445,639	39.7%		445,639

Less debt paid with available cash					(65,539)
Total Net Debt Capitalization					380,100	35.9%

Total Market Capitalization		$1,123,448	100.0%		$1,057,909	100.0%

1 Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units x share price at quarter end.
2 Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.
3 Reflects Core Portfolio and pro-rata share of Opportunity Funds cash balance as of June 30, 2010.

	Weighted Average Outstanding Common Shares and OP Units
	June 30, 2010		June 30, 2009
	Quarter	Year-to-date	Quarter	Year-to-date
Weighted average Common Shares - Basic EPS	40,134,706	40,058,101	38,592,289	36,260,663
Dilutive potential Common Shares	237,106	215,729	211,819	179,654
Weighted average Common Shares - Diluted EPS	40,371,812	40,273,830	38,804,108	36,440,317
OP Units	471,865	535,858	673,311	672,670
Dilutive potential of OP Units and Common Shares	-	-	-	-
Weighted average Common Shares/OP Units - Diluted FFO	40,843,677	40,809,688	39,477,419	37,112,987

Reporting Supplement
June 30, 2010

Income Statements - Pro-rata Consolidation 1
Current Quarter and Year-to-Date

(in thousands)	Year-to-Date							Current Quarter
	Period							3 months
	ended June 30, 2010							ended June 30, 2010
	Core Retail				Opportunity Funds		Total	Core Retail				Opportunity Funds		Total
	Wholly Owned	Joint Ventures	Total Continuing Operations	Discontinued Operations	Continuing Operations	Discontinued Operations		Wholly Owned	Joint Ventures	Total Continuing Operations	Discontinued Operations	Continuing Operations	Discontinued Operations
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$23,247	$3,242	$26,489	$-	$5,516	$-	$32,005	$11,654	$1,632	$13,286	$-	$2,779	$-	$16,065
Percentage rents	245	36	281	-	3	-	284	111	32	143	-	3	-	146
Expense reimbursements - CAM	2,836	378	3,214	-	426	-	3,640	938	174	1,112	-	230	-	1,342
Expense reimbursements - Taxes	3,603	497	4,100	-	497	-	4,597	1,682	226	1,908	-	231	-	2,139
Other property income	130	-	130	-	171	-	301	124	(1)	123	-	73	-	196
	30,061	4,153	34,214	-	6,613	-	40,827	14,509	2,063	16,572	-	3,317	-	19,889
PROPERTY EXPENSES
Property operating - CAM	3,724	527	4,251	-	600	-	4,851	1,284	202	1,486	-	257	-	1,743
Other property operating (Non-CAM)	1,078	70	1,148	-	1,201	-	2,349	545	26	571	-	615	-	1,186
Real estate taxes	4,442	558	5,000	-	923	-	5,923	2,113	263	2,376	-	465	-	2,841
	9,244	1,155	10,399	-	2,724	-	13,123	3,942	491	4,433	-	1,337	-	5,770

NET OPERATING INCOME - PROPERTIES	20,817	2,998	23,815	-	3,889	-	27,704	10,567	1,572	12,139	-	1,980	-	14,119

OTHER INCOME (EXPENSE)
Mezzanine interest income	9,334	-	9,334	-	125	-	9,459	4,788	-	4,788	-	63	-	4,851
Other interest income	511	15	526	-	10	-	536	261	-	261	-	6	-	267
Straight-line rent income	58	(24)	34	-	480	-	514	1	7	8	-	213	-	221
Straight-line rents written off	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Straight-line ground rent	-	-	-	-	(44)	-	(44)	-	-	-	-	(22)	-	(22)
FAS 141 rent	(306)	70	(236)	-	(101)	-	(337)	(148)	35	(113)	-	(45)	-	(158)
FAS 141 interest	10	-	10	-	-	-	10	5	-	5		-	-	5
Interest expense	(8,328)	(1,846)	(10,174)	-	(1,752)	-	(11,926)	(4,157)	(929)	(5,086)		(893)	-	(5,979)
Asset and property management expense	(38)	-	(38)	-	-	-	(38)	(19)	-	(19)	-	1	-	(19)
Promote expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	188	-	188	-	-	-	188	94	-	94	-	-	-	94
Reserve for investment in unconsolidated property	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-	-	-	-	-

CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	22,246	1,213	23,459	-	2,608	-	26,067	11,392	685	12,077	-	1,302	-	13,379

FEE INCOME
Asset and property management fees	5,850	-	5,850	-	-	-	5,850	2,997	-	2,997	-	-	-	2,997
Priority distributions	220	-	220	-	-	-	220	110	-	110	-	-	-	110
Transactional fees 2	2,230	-	2,230	-	-	-	2,230	1,223		1,223		-	-	1,223
Provision for income taxes	(1,026)	-	(1,026)	-	-	-	(1,026)	(626)	-	(626)	-	-	-	(626)

FEE INCOME	7,274	-	7,274	-	-	-	7,274	3,704	-	3,704	-	-	-	3,704

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	50	-	50	-	-	-	-	(3)	-	(3)
Promote income - RCP	-	-	-	-	22	-	22	-	-	-	-	(3)	-	(3)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	(18)	-	(18)	-	-	-	-	(18)	-	(18)
Forfeited property sale contract deposit	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	50	56	106	-	3	-	109	44	56	100	-	3	-	103
Gain on extinguishment of debt	-	-	-	-	-	-	-	-		-		-	-	-
Gain from bargain purchase	-	-	-	-	6,383	-	6,383	-		-		6,383	-	6,383
Provision for income taxes	5	-	5	-	(15)	-	(10)	16	-	16	-	(10)	-	6

PROMOTE, RCP AND OTHER INCOME	55	56	111	-	6,425	-	6,536	60	56	116	-	6,352	-	6,468

GENERAL AND ADMINISTRATIVE	(11,021)	(12)	(11,033)	-	(120)	-	(11,153)	(5,380)	(12)	(5,392)	-	(81)	-	(5,473)

Depreciation and amortization	(7,463)	(857)	(8,320)	-	(2,207)	-	(10,527)	(3,759)	(487)	(4,246)	-	(858)	-	(5,104)
FAS 141 amortization	52	-	52	-	(123)	-	(71)	34	-	34		(58)	-	(24)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interests	11,143	400	11,543	-	6,582	-	18,125	6,051	242	6,293	-	6,656	-	12,949

Noncontrolling interest - OP	(253)	-	(253)	-	-	-	(253)	(163)	-	(163)	-	-	-	(163)
Noncontrolling interests	-	-	-	-	56	-	56	-	-	-	-	12	-	12

NET INCOME	$10,890	$400	$11,290	$-	$6,638	$-	$17,928	$5,888	$242	$6,130	$-	$6,668	$-	$12,798

1  Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which areconsolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center which are accounted for as unconsolidated investments in the Company's financial statements.

2 Consists of development, construction, leasing and legal fees.

Reporting Supplement
June 30, 2010
Income Statements - Joint Ventures 1
Current Quarter and Year-to-Date
(in thousands)
	Year-to-Date					Current Quarter
	Period					3 months
	Ended June 30,					Ended June 30,
	2010					2010
	Joint Ventures - Core Retail					Joint Ventures - Core Retail
		AKR Pro-		AKR Pro-	Total		AKR Pro-		AKR Pro-	Total
		rata share		rata share	AKR Pro-		rata share		rata share	AKR Pro-
	Brandywine	22.22%	Crossroads	49.00%	rata share	Brandywine JV	22.22%	Crossroads	49.00%	rata share
PROPERTY REVENUES
Minimum rents	$8,025	$1,783	$2,976	$1,459	$3,242	$4,050	$900	$1,493	$732	$1,632
Percentage rents	162	36	-	-	36	142	32	-	-	32
Expense reimbursements - CAM	766	171	423	207	378	354	79	194	95	174
Expense reimbursements - Taxes	575	127	755	370	497	285	63	333	163	226
Other property income	2	-	-	-	-	(3)	(1)	-	-	(1)
	9,530	2,117	4,154	2,036	4,153	4,828	1,073	2,020	990	2,063

PROPERTY EXPENSES
Property operating - CAM	1,513	337	388	190	527	511	114	179	88	202
Other property operating (Non-CAM)	139	31	80	39	70	9	2	49	24	26
Real estate taxes	624	138	856	420	558	312	69	395	194	263
	2,276	506	1,324	649	1,155	832	185	623	306	491

NET OPERATING INCOME - PROPERTIES	7,254	1,611	2,830	1,387	2,998	3,996	888	1,397	684	1,572

OTHER INCOME (EXPENSE)
Mezzanine interest income	-	-	-	-	-	-	-	-	-	-
Other interest income	2	-	32	15	15	1	-	1	-	-
Straight-line rent income	(100)	(23)	(2)	(1)	(24)	42	9	(5)	(2)	7
Straight-line rents written off	-	-	-	-	-	-	-	-	-	-
Straight-line ground rent	-	-	-	-	-	-	-	-	-	-
FAS 141 rent	314	70	-	-	70	157	35	-	-	35
FAS 141 interest	-	-	-	-	-	-	-	-	-	-
Interest expense	(5,000)	(1,025)	(1,676)	(821)	(1,846)	(2,519)	(517)	(841)	(412)	(929)
Property management expense	(529)	-	-	-	-	(302)	-	-	-	-
Promote expense	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-
Reserve for investment in unconsolidated property	-	-	-	-	-	-	-	-	-	-
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	1,941	633	1,184	580	1,213	1,375	415	552	270	685

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	-
Priority distributions	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-
FEE INCOME	-	-	-	-	-	-	-	-	-	-

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	-	-	-	-
Promote income - RCP	-	-	-	-	-	-	-	-	-	-
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-
Receipt of forfeited deposit	-	-	-	-	-	-	-	-	-	-
Lease termination income	252	56	-	-	56	252	56	-	-	56
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase
Provision for income taxes	-	-	(3)	(1)	-	-	-	(3)	(1)	-
PROMOTE, RCP AND OTHER INCOME	252	56	(3)	(1)	56	252	56	(3)	(1)	56

GENERAL AND ADMINISTRATIVE	(51)	(11)	(2)	(1)	(12)	(51)	(11)	(2)	(1)	(12)

Depreciation and amortization	(2,350)	(522)	(283)	(335)	(857)	(1,449)	(322)	(137)	(165)	(487)
FAS 141 amortization	-	-	-	-	-	-	-	-	-	-
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	(208)	156	896	243	400	127	138	410	103	242

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-

NET INCOME	$(208)	$156	$896	$243	$400	$127	$138	$410	$103	$242

	1 The Company has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads")
	which are accounted for as unconsolidated investments in the Company's financial statements.
	2 In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.

Reporting Supplement
June 30, 2010
Income Statements -Opportunity Funds 1
Year-to-Date
(in thousands)

Year-to-Date
Period
ended June 30, 2010
					Continuing	Discontinued
					Operations	Operations
	Fund I 3	Fund I	Fund I	AKR	AKR Pro-	AKR Pro-		AKR	AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-	Total
	Continuing	Discontinued	Consolidated	Promote	rata share	rata share		Promote	rata share		rata share		rata share		rata share	AKR Pro-
	Operations	Operations	Operations	20.00%	22.22%	22.22%	Mervyns I	20.00%	22.22%	Fund II	20.00%	Mervyns II	20.00%	Fund III	19.9005%	rata share

PROPERTY REVENUES
Minimum rents	$2,098	$-	$2,098	$420	$375	$-	$-	$-	$-	$11,716	$2,343	$-	$-	$11,942	$2,378	$5,516
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	13	3	3
Expense reimbursements - CAM	138	-	138	28	25	-	-	-	-	1,390	278	-	-	481	96	426
Expense reimbursements - Taxes	160	-	160	32	28	-	-	-	-	873	174	-	-	1,318	263	497
Other property income	77	-	77	15	14	-	-	-	-	165	33	-	-	549	109	171
	2,473	-	2,473	495	442	-	-	-	-	14,144	2,828	-	-	14,303	2,849	6,613

PROPERTY EXPENSES
Property operating - CAM	192	-	192	38	34	-	-	-	-	1,881	376	-	-	760	151	600
Other property operating (Non-CAM)	(12)	-	(12)	(2)	(2)	-	-	-	-	2,835	567	-	-	3,211	639	1,201
Real estate taxes	238	-	238	48	42	-	-	-	-	1,677	335	-	-	2,504	498	923
	418	-	418	84	74	-	-	-	-	6,393	1,278	-	-	6,475	1,288	2,724

NET OPERATING INCOME - PROPERTIES	2,055	-	2,055	411	367	-	-	-	-	7,751	1,550	-	-	7,828	1,561	3,889

OTHER INCOME (EXPENSE)
Mezzanine interest income	-	-	-	-	-	-	-	-	-	1	-	-	-	626	125	125
Other interest income	6	-	6	1	1	-	-	-	-	2	-	-	-	39	8	10
Straight-line rent income	864	-	864	173	154	-	-	-	-	664	133	-	-	102	21	480
Straight-line rents written off	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Straight-line ground rent	-	-	-	-	-	-	-	-	-	(216)	(44)	-	-	-	-	(44)
FAS 141 rent	(4)	-	(4)	(1)	(1)	-	-	-	-	(130)	(26)	-	-	(367)	(73)	(101)
FAS 141 interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest expense	(305)	-	(305)	(61)	(54)	-	-	-	-	(5,394)	(1,079)	-	-	(2,806)	(558)	(1,752)
Property management expense	(2)	-	(2)	(0)	(0)	-	-	-	-	(2,779)	-	(283)	-	(4,460)	-	0
Promote expense	(72)	-	(72)	-	-	-	(22)	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for investment in unconsolidated property	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

OPPORTUNITY FUND INCOME	2,542	-	2,542	523	467	-	(22)	-	-	(101)	534	(283)	-	962	1,084	2,608

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Priority distributions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

FEE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	121	-	22	-	-	140	28	-	-	50
Promote income - RCP	-	-	-	-	-	-	-	24	-	-	-	-	-	-	-	24
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	(12)	(2)	-	-	(79)	(16)	(18)
Receipt of forfeited deposit	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	15	3	3
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	33,805	6,383	-	-	-	-	6,383
Provision for income taxes	(25)	-	(25)	(5)	(4)	-	(2)	(0)	(0)	(14)	(3)	(5)	(1)	(3)	(1)	(15)

PROMOTE, RCP AND OTHER INCOME	(25)	-	(25)	(5)	(4)	-	119	24	21	33,779	6,378	135	27	(67)	(14)	6,427

GENERAL AND ADMINISTRATIVE	(80)	-	(80)	(16)	(14)	-	(10)	(2)	(2)	(235)	(47)	(38)	(7)	(168)	(34)	(122)

Depreciation and amortization	(1,795)	-	(1,795)	(359)	(319)	-	-	-	-	(3,897)	(779)	-	-	(3,771)	(750)	(2,207)
FAS 141 amortization	(2)	-	(2)	(0)	(0)	-	-	-	-	(138)	(28)	-	-	(470)	(94)	(123)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	640	-	640	142	129	-	87	22	19	29,408	6,058	(186)	20	(3,514)	192	6,583

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	(1,719)	34	-	-	110	22	56

NET INCOME	$640	$-	$640	$142	$129	$-	$87	$22	$19	$27,689	$6,092	$(186)	$20	$(3,404)	$214	$6,639

	1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
	The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
	In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are
	consolidated with the Company's financial statements.

	2 Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

	3 The 25% noncontrolling interest in the Kroger/Safeway Portfolio has been adjusted directly in each of the line items herein.

Reporting Supplement
June 30, 2010
Income Statements -Opportunity Funds 1
Current Quarter
(in thousands)

	Current Quarter
	Period
	ended June 30, 2010

					Continuing	Discontinued
					Operations	Operations
	Fund I 3	Fund I	Fund I	AKR	AKR Pro-	AKR Pro-		AKR	AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-	Total
	Continuing	Discontinued	Consolidated	Promote	rata share	rata share		Promote	rata share		rata share		rata share		rata share	AKR Pro-
	Operations	Operations	Operations	20.00%	22.22%	22.22%	Mervyns I	20.00%	22.22%	Fund II	20.00%	Mervyns II	20.00%	Fund III	19.9005%	rata share

PROPERTY REVENUES
Minimum rents	$1,052	$-	$1,052	$210	$188	$-	$-	$-	$-	$5,891	$1,178	$-	$-	$6,044	$1,203	$2,779
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	13	3	3
Expense reimbursements - CAM	33	-	33	7	6	-	-	-	-	794	159	-	-	296	59	230
Expense reimbursements - Taxes	81	-	81	16	14	-	-	-	-	412	82	-	-	591	118	231
Other property income	3	-	3	1	1	-	-	-	-	95	19	-	-	268	53	73
	1,169	-	1,169	234	209	-	-	-	-	7,192	1,438	-	-	7,212	1,436	3,317

PROPERTY EXPENSES
Property operating - CAM	56	-	56	11	10	-	-	-	-	861	172	-	-	324	64	257
Other property operating (Non-CAM)	(54)	-	(54)	(11)	(10)	-	-	-	-	1,460	292	-	-	1,724	343	615
Real estate taxes	119	-	119	24	21	-	-	-	-	856	171	-	-	1,252	249	465
	121	-	121	24	22	-	-	-	-	3,177	635	-	-	3,300	656	1,337

NET OPERATING INCOME - PROPERTIES	1,048	-	1,048	210	187	-	-	-	-	4,015	803	-	-	3,912	780	1,980

OTHER INCOME (EXPENSE)
Mezzanine interest income	-	-	-	-	-	-	-	-	-	1	-	-	-	315	63	63
Other interest income	6	-	6	1	1	-	-	-	-	1	-	-	-	19	4	6
Straight-line rent income	447	-	447	89	79	-	-	-	-	164	33	-	-	54	11	213
Straight-line rents written off	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Straight-line ground rent	-	-	-	-	-	-	-	-	-	(108)	(22)	-	-	-	-	(22)
FAS 141 rent	(2)	-	(2)	(0)	(0)	-	-	-	-	(65)	(13)	-	-	(157)	(31)	(45)
FAS 141 interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest expense	(152)	-	(152)	(30)	(27)	-	-	-	-	(2,871)	(574)	-	-	(1,318)	(262)	(893)
Asset and property management expense	-	-	-	-	-	-	-	-	-	(1,426)	-	(142)	-	(2,267)	-	1
Promote expense	(39)	-	(39)	-	-	-	3	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for investment in unconsolidated property	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

OPPORTUNITY FUND INCOME	1,308	-	1,308	269	240	-	3	-	-	(289)	227	(142)	-	558	565	1,302

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Priority distributions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

FEE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	(7)	-	(1)	-	-	(8)	(2)	-	-	(3)
Promote income - RCP	-	-	-	-	-	-	-	(1)	-	-	-	-	-	-	-	(1)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	(12)	(2)	-	-	(79)	(16)	(18)
Receipt of forfeited deposit	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	15	3	3
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	33,805	6,383	-	-	-	-	6,383
Provision for income taxes	(21)	-	(21)	(4)	(4)	-	(2)	(0)	(0)	1	-	(5)	(1)	-	-	(10)

PROMOTE, RCP AND OTHER INCOME	(21)	-	(21)	(4)	(4)	-	(9)	(2)	(2)	33,794	6,381	(13)	(3)	(64)	(13)	6,354

GENERAL AND ADMINISTRATIVE	(57)	-	(57)	(11)	(10)	-	(8)	(2)	(1)	(126)	(25)	(36)	(7)	(130)	(26)	(83)

Depreciation and amortization	(898)	-	(898)	(180)	(160)	-	-	-	-	(810)	(162)	-	-	(1,795)	(357)	(858)
FAS 141 amortization	(1)	-	(1)	(0)	(0)	-	-	-	-	(69)	(14)	-	-	(219)	(44)	(58)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	331	-	331	74	67	-	(14)	(3)	(3)	32,500	6,407	(191)	(10)	(1,650)	125	6,657

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	(1,889)	-	-	-	61	12	12

NET INCOME	$331	$-	$331	$74	$67	$-	$(14)	$(3)	$(3)	$30,611	$6,407	$(191)	$(10)	$(1,589)	$137	$6,669

	1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
	The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
	In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are
	consolidated with the Company's financial statements.

	2 Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

	3 The 25% noncontrolling interest in the Kroger/Safeway Portfolio has been adjusted directly in each of the line items herein.

Reporting Supplement
June 30, 2010

Funds from Operations ("FFO") 1		2010			2009

		Current	Current	Previous	Historic	Historic
		Year-to-Date	Quarter	Quarter	Year-to-Date	Quarter

		Period ended	3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	Notes	June 30, 2010	June 30, 2010	March 31, 2010	June 30, 2009	June 30, 2009

Net Income		$17,928	$12,798	$5,130	$17,434	$7,135
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates		8,790	4,202	4,588	8,798	4,427
Unconsolidated affiliates		833	475	358	736	365
(Gain) loss on sale of properties (net of noncontrolling interest share)
Consolidated affiliates		-	-	-	(929)	-
Unconsolidated affiliates		-	-	-	-	-
Income attributable to noncontrolling interests' share in Operating Partnership		247	160	87	211	60
Extraordinary item (net of noncontrolling interests' share and income taxes)		-				-
Distributions on Preferred OP Units	2	9	5	4	10	5
FFO		$27,807	$17,640	$10,167	$26,260	$11,992

Adjusted Funds from operations ("AFFO"):
Diluted FFO		$27,807	$17,640	$10,167	$26,260	$11,992
Straight line rent, net		(514)	(221)	(293)	(432)	(279)
Non real estate depreciation		256	114	142	362	180
Amortization of finance costs		578	249	329	593	308
Amortization of cost of management contracts		178	104	74	109	51
Tenant improvements		(1,708)	(478)	(1,230)	(1,047)	(503)
Leasing commissions		(395)	(294)	(101)	(259)	(72)
Capital expenditures		-	-	-	(294)	(285)
Gain from bargain purchase		(6,383)	(6,383)	-	-	-
Gain on extinguishment of debt		-	-	-	(7,045)	(3,895)

AFFO		$19,819	$10,731	$9,088	$18,247	$7,497

Funds Available for Distribution ("FAD")
AFFO		$19,819	$10,731	$9,088	$18,247	$7,497
Scheduled principal repayments		(1,030)	(511)	(519)	(776)	(378)

FAD		$18,789	$10,220	$8,569	$17,471	$7,119

Total weighted average shares and OP Units:
Basic		40,594	40,607	40,581	36,933	39,266
Diluted		40,810	40,844	40,776	37,113	39,477

FFO per share:
FFO per share - Basic		$0.68	$0.43	$0.25	$0.71	$0.31
FFO per share - Diluted		$0.68	$0.43	$0.25	$0.71	$0.30

AFFO per share - Basic		$0.49	$0.26	$0.22	$0.49	$0.19
AFFO per share - Diluted		$0.49	$0.26	$0.22	$0.49	$0.19

FAD per share - Basic		$0.46	$0.25	$0.21	$0.47	$0.18
FAD per share - Diluted		$0.46	$0.25	$0.21	$0.47	$0.18

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2 Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

Reporting Supplement
June 30, 2010

Income Statements - EBITDA
Current Quarter and Year-to-Date

(in thousands)
	Year-to-Date							Current Quarter
	Period							3 months
	ended June 30,							ended June 30,
	2010							2010
	Core Retail				Opportunity Funds		Total	Core Retail				Opportunity Funds		Total
			Total							Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued		Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued
	Owned	Ventures 2	Operations	Operations	Operations	Operations		Owned	Ventures	Operations	Operations	Operations	Operations

NET INCOME	$10,890	$400	$11,290	$-	$6,638	$-	$17,928	$5,888	$242	$6,130	$-	$6,668	$-	$12,798

Add back:
Depreciation and amortization	7,463	857	8,320	-	2,207	-	10,527	3,759	487	4,246	-	858	-	5,104
FAS 141 amortization	(52)	-	(52)	-	123	-	71	(34)	-	(34)	-	58	-	24
Interest expense	8,328	1,846	10,174	-	1,752	-	11,926	4,157	929	5,086	-	893	-	5,979
FAS 141 interest	(10)	-	(10)	-	-	-	(10)	(5)	-	(5)	-	-	-	(5)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	1,021	-	1,021	-	15	-	1,036	610	-	610	-	10	-	620
Gain from bargain purchase	-	-	-	-	(6,383)	-	(6,383)	-	-	-	-	(6,383)	-	(6,383)
Noncontrolling interest - OP	253	-	253	-	-	-	253	163	-	163	-	-	-	163
Noncontrolling interests	-	-	-	-	(56)	-	(56)	-	-	-	-	(12)	-	(12)

EBIDTA	$27,893	$3,103	$30,996	$-	$4,297	$-	$35,293	$14,538	$1,658	$16,196	$-	$2,093	$-	$18,289

Reporting Supplement
June 30, 2010

Net Operating Income (NOI) - Same Property Performance 1
(in thousands)			Growth in Same			Growth in Same
			Property NOI -			Property NOI -
	Current	Historical	Continuing Operations	Current	Historical	Continuing Operations
	Quarter	Quarter	Favorable (unfavorable)	Year-to-Date	Year-to-Date	Favorable (unfavorable)

Core Portfolio	Three	Three
	months ended	months ended		Period ended	Period ended
	June 30,	June 30,		June 30,	June 30,
Reconciliation of total NOI to same property NOI:	2010	2009		2010	2009

NOI - Retail properties	$12,139	$11,950		$23,815	$24,384
NOI - Discontinued Operations	-	30		-	37

Total NOI	12,139	11,980		23,815	24,421

NOI - Properties in redevelopment	(846)	(592)		(1,443)	(1,798)
NOI - Discontinued Operations	-	(30)		-	(37)

Total	$11,293	$11,358	-0.6%	$22,372	$22,586	-0.9%

Same property NOI by revenues/expenses:

Revenues	$15,299	$16,030	-4.6%	$31,583	$32,795	-3.7%
Expenses	4,006	4,672	14.3%	9,211	10,209	9.8%

Total Core Portfolio	$11,293	$11,358	-0.6%	$22,372	$22,586	-0.9%

1 The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

Reporting Supplement
June 30, 2010

Income Statements - Fee income by Opportunity Fund
Current Quarter and Year-to-Date
(in thousands)

	Fund I	Fund II	Fund III	Other	Total
Year-to-Date period ended June 30, 2010
Asset and property management fees and priority distributions	$220	$2,062	$3,255	$533	$6,070
Transactional fees	16	1,613	297	304	2,230
Total management fees and priority distributions	236	3,675	3,552	837	8,300

	Fund I	Fund II	Fund III	Other	Total
Current Quarter ended June 30, 2010
Asset and property management fees and priority distributions	$110	$1,045	$1,647	$305	$3,107
Transactional fees	13	970	108	132	1,223
Total management fees and priority distributions	123	2,015	1,755	437	4,330

	Fund I	Fund II	Fund III	Other	Total
Prior Quarter ended March 31, 2010
Asset and property management fees and priority distributions	$110	$1,017	$1,608	$228	$2,963
Transactional fees	3	643	189	172	1,007
Total management fees and priority distributions	113	1,660	1,797	400	3,970

Reporting Supplement
June 30, 2010

2010 Guidance - Highlights
(in millions except per share amounts, all per share amounts are fully diluted)	Current	Original
	2010 Guidance	2010 Guidance
Overall:	Low/High	Low/High	2009 Actual

Fully diluted Common Shares and OP Units	41,000	41,000	38,900

Full year Funds from Operations ("FFO") per share	$1.20 to $1.25	$0.95 to $1.00	$1.28

Earnings per Share ("EPS")	$0.71 to $0.76	$0.46 to $0.51	$0.75

FFO Components:

Core and pro-rata share of opportunity Fund ("Fund") portfolio income 1	$48.5 to $49.5	$45.5 to $46.0	$44.0

Asset and property management fee income, net of TRS taxes	$11.0	$11.0	$10.4

Transactional fee income, net of TRS taxes	$6.0 to $7.0	$6.0 to $7.0	$7.1

Promote, RCP and other income, net of TRS taxes 2	$0	$0	$11.8

Gain on bargain purchase	$6.4	$0	$0

General and administrative expense	$(22.5)	$(23.5) to $(23.0)	$(23.7)

Total	$49.4 to $51.4	$39.0 to $41.0	$49.6

1 Includes additional interest on the Company's convertible debt pursuant to
ASC Topic 470-20 "Debt with Conversion and Other Options" as follows:	$1.0	$1.0	$1.3

2 Although the Company has not included income from this activity in its earnings guidance due to the uncertainty as to the timing and amount of potential transactions, this is not to imply that there is no possibility of earnings from such activities occuring during 2010.

	Reporting Supplement
	June 30, 2010
	Net Asset Valuation Information	Notes	Core	Fund I			Fund II			Fund III
	(in thousands)				AKR pro-rata share			AKR pro-rata share			AKR pro-rata share
				Fund Level	%	$	Fund Level	%	$	Fund Level	%	$
	Current Quarter NOI
	Operating properties	1	$12,139	--			$172	20.00%	$34	$2,002	19.91%	$398
	Development Portfolio		-
	Construction complete - Stabilized						2,046		409	-		-
	Construction complete - Pre-stabilized						1,945		389	-		-
	Storage portfolio		-				(148)		(30)	1,910		380
	Total		$12,139				$4,015		$803	$3,912		$779

	Cost to Date
	Construction complete	2					$307,500		$61,500	$-		$-
	Under construction	2					56,500		11,300	-		-
	In-design	2					107,400		21,480	41,400		8,241
	Storage portfolio						-		-	185,700		36,964

	Costs to Complete
	Construction complete (primarily pre-stabilized)	2					$20,400		$4,080	$-		$-
	Under construction	2					33,300		6,660	-		-
	In-design	2					-		-	-		-

	Annual NOI Upon Stabilization (Mid-Point of Range)
	Construction complete						$27,872		$5,574	$-		$-
	Storage portfolio						-		-	15,785		3,142
	Under construction						7,633		1,527	-		-

	Debt		$341,253	$9,800			$271,170		$50,822	$244,639		$48,270

	Gross asset value	1		46,100
	Net Asset Value			$36,300	37.78%	$13,714

Notes:
1	It is not recommended to apply a capitalization rate to current Fund I NOI as this NOI declines in future years
	due primarily to the structure of the Kroger/Safeway Portfolio leases. Fund I value is based on property appraisals.

	Pro-rata share is 20% (AKR promote) + 22% x 80% ( AKR remaining share after promote) = 37.78%
	Total future promote is $7,120 ($35,600 x 20%)

2	See detail on pages 25 and 26 of this supplement.

QUARTERLY SUPPLEMENTAL DISCLOSURE
June 30, 2010
Pro-Rata Consolidated Balance Sheet
(in thousands)	Consolidated	Noncontrolling	Company's	Pro-Rata
	Balance	Interest in	Interest in	Consolidated
	Sheet	Consolidated	Unconsolidated	Balance
	As Reported 1	Subsidiaries	Subsidiaries	Sheet 2		Notes
ASSETS
Real estate
Land	$200,354	$(93,632)	$6,654	$113,376		1 The interim consolidated balance sheet is unaudited, although it reflect all
Buildings and improvements	856,070	(384,754)	47,987	519,303		adjustments, which in the opinion of management, are necessary for the fair
Construction in progress	968	(14)	-	954		presentation of the consolidated balance sheet for the interim period.
	1,057,392	(478,400)	54,641	633,633
Less: accumulated depreciation	(208,475)	46,082	(9,264)	(171,657)		2 The Company currently invests in Funds I, II & III and Mervyns I & II which
Net real estate	848,917	(432,318)	45,377	461,976		are consolidated with the Company's financial statements. To provide
						investors with supplemental information, the Company's investments in these
Net real estate under development 4	293,476	(219,258)	-	74,218		joint ventures are reflected above on a pro-rata basis by calculating its
						ownership percentage for each of the above asset and liability line items.
Cash and cash equivalents	78,930	(15,056)	1,665	65,539		Similarly, the above presentation also includes the Company's share of
Cash in escrow	8,098	(2,667)	924	6,355		assets and liabilities for unconsolidated investments which are accounted
Investments in and advances to unconsolidated affiliates	16,037	(10,127)	(1,623)	4,288		for under the equity method of accounting pursuant to GAAP.
Rents receivable, net	5,480	(1,466)	(306)	3,708
Straight-line rents receivable, net	11,733	(4,635)	1,345	8,443		3 The components of Prepaid expenses and other assets are as follows:
Intercompany	-	-	-	-		Due from Fund Investors	$25,586
Notes Receivable	86,048	(8,420)	-	77,628		Accrued interest on Notes Receivable	13,408
Preferred equity investment	40,000	-	-	40,000		Prepaid expenses	3,593
Deferred charges, net	27,341	(17,262)	805	10,884		Income Tax receivables	1,360
Prepaid expenses and other assets	25,726	19,440	279	45,445	3	Corporate assets	1,192
Acquired lease intangibles	20,447	(10,471)	3	9,979		Restricted cash	533
Assets of discontinued operations	-	-	-	-		Other	(227)
						Total	$45,445
Total Assets	$1,462,233	$(702,240)	$48,469	$808,463
						4 The components of Net real estate under development are as follows:
LIABILITIES AND SHAREHOLDERS' EQUITY						Fund II	$228,709
Mortgage notes payable	$760,955	$(430,968)	$67,230	$397,218		Fund III	40,856
Notes payable	48,421	-	-	48,421		Total Opportunity Funds	269,565
Valuation of debt at acquisition, net of amortization	86	(34)	1,062	1,114		Core Portfolio	23,911
Acquired lease intangibles	6,247	(2,567)	-	3,680		Total	$563,041
Accounts payable and accrued expenses	23,601	(8,210)	441	15,832
Dividends and distributions payable	7,426	-	-	7,426
Due to related parties	-	-	-	-
Share of losses in excess of inv. in unconsolidated affiliates	20,782	-	(20,782)	-
Other liabilities	18,029	(6,951)	518	11,596
Liabilities of discontinued operations	-	-	-	-
Total liabilities	885,547	(448,730)	48,469	485,287

Shareholders' equity:
Common shares	40	-	-	40
Additional paid-in capital	301,625	-	-	301,625
Accumulated other comprehensive income	(3,371)	-	-	(3,371)
Retained earnings	19,587	-	-	19,587
Total controlling interest	317,881	-	-	317,881
Non-controlling interest in subsidiary	258,805	(253,510)	-	5,295
Total shareholders' equity	576,686	(253,510)	-	323,176

Total Liabilities and Shareholders' Equity	$1,462,233	$(702,240)	$48,469	$808,463

Reporting Supplement
June 30, 2010

Notes Receivable 1
(amounts in thousands)
	Balance at			Balance
	March 31,	Second		at June 30, 2010		Stated	Effective		Extension	Underlying third-party
	2010	Quarter		Accrued		Interest	Interest	Maturity	options	first mortgage
Investment	Principal	Activity	Principal	Interest	Total	rate	rate 2	date	(years)	Amount 3	Maturity dates

2008 Investments

Georgetown - 5 property portfolio	$8,000	$-	$8,000	$255	$8,255	9.75%	10.23%	11/2010	2 x 1 year	9,630	2010 through 2012
Georgetown - 18 property portfolio	40,000	-	40,000	7,763	47,763	13.00%	13.50%	6/2010	2 x 1 year	115,713	$100 million in 2016, balance in 2011
Sub-total - Georgetown	48,000	-	48,000	8,018	56,018	12.46%	12.96%			125,343

72nd Street	42,322	1,405	43,727	4,877	48,604	13.00%	20.85%	7/2011	1 year	185,000	2011 w/ 1 year extension

Total 2008 investments	90,322	1,405	91,727	12,895	104,622	12.72%	16.72%			310,343

Other Investments
First mortgage and other notes 4	10,853	(1,999)	8,854	118	8,972	14.38%	14.41%	2010/2011	1 six mo.	n/a	n/a
Mezzanine notes	14,916	71	14,987	231	15,218	14.48%	15.49%	2011	-	272,433	2011 thru 2019

Total other investments	25,769	(1,928)	23,841	349	24,190	14.44%	15.09%

Total notes receivable	$116,091	$(523)	$115,568	$13,244	$128,812	13.07%	16.38%			$582,776

1 The above activity does not include a $10,000 Fund III first mortgage investment and other non-real estate loans of $480.
2 Inclusive of upfront points and exit fees.
3 The first mortgage amount for 72nd street represents the construction loan when fully drawn.
4 During April 2010, the Company received a first mortgage loan payment of $2.1 million.

Reporting Supplement
June 30, 2010

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt
(amounts in thousands)

	Acadia Pro-Rata Share of Debt 2							Reconciliation to Consolidated Debt as Reported
								Add:	Less:
								Noncontrolling	Pro-rata	Acadia
	Core Portfolio		Opportunity Funds		Total		Fixed	Interest Share of	Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	vs	Consolidated	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Debt 3	Debt 4	As Reported

Fixed-Rate Debt 1	$361,401	5.8%	$26,479	5.9%	$387,880	5.8%	87%	$113,710	$(67,230)	$434,360
Variable-Rate Debt 1	(20,148)	1.6%	77,907	2.8%	57,759	3.4%	13%	317,257	-	375,016

Total	$341,253	6.0%	$104,386	3.7%	$445,639	5.5%	100%	$430,968	$(67,230)	809,376

FAS 141 purchase price debt allocation										86
Total debt as reported										$809,462

Notes

1 Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.
2 Represents the Company's economic pro-rata share of debt.
3 Represents the noncontrolling Interest pro-rata share of consolidated partnership debt based on its percent ownership.
4 Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

Reporting Supplement
June 30, 2010

Debt Analysis
(amounts in thousands)
			Principal	Acadia's Pro-rata
			Balance at	share			Interest	Maturity	Extension
Property	Notes	Entity	June 30, 2010	Percent	Amount		Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Acadia Realty Trust	7	Acadia	$48,421	100.0%	$48,421		6.03%	12/20/2011	None
Chestnut Hill		Acadia	9,385	100.0%	9,385		5.45%	6/11/2013	None
Clark Diversey		Acadia	4,689	100.0%	4,689		6.35%	7/1/2014	None
New Loudon Center		Acadia	14,232	100.0%	14,232		5.64%	9/6/2014	None
Crossroads Shopping Center		Crossroads JV	61,832	49.0%	30,297		5.37%	12/1/2014	None
Crescent Plaza		Acadia	17,600	100.0%	17,600		4.98%	9/6/2015	None
Pacesetter Park Shopping Center		Acadia	12,223	100.0%	12,223		5.12%	11/6/2015	None
Elmwood Park Shopping Center		Acadia	34,415	100.0%	34,415		5.53%	1/1/2016	None
Gateway Shopping Center		Acadia	20,500	100.0%	20,500		5.44%	3/1/2016	None
Acadia Brandywine Subsidiary		Brandywine JV	61,375	22.2%	13,639		5.99%	7/1/2016	None
Acadia Brandywine Town Center		Brandywine JV	31,550	22.2%	7,011		5.99%	7/1/2016	None
Acadia Market Square Shopping Center		Brandywine JV	24,375	22.2%	5,417		5.99%	7/1/2016	None
Acadia Brandywine Condominium		Brandywine JV	22,650	22.2%	5,033		5.99%	7/1/2016	None
Acadia Brandywine Holdings		Brandywine JV	26,250	22.2%	5,833		5.99%	7/1/2016	None
Walnut Hill Plaza		Acadia	23,500	100.0%	23,500		6.06%	10/1/2016	None
239 Greenwich Avenue		Acadia	26,000	75.0%	19,500		5.42%	2/11/2017	None
Merrillville Plaza		Acadia	26,250	100.0%	26,250		5.88%	8/1/2017	None
Boonton		Acadia	8,109	60.0%	4,865		6.40%	11/1/2032	None
Interest rate swaps	1	Acadia	58,591	100.0%	58,591		6.13%	Various

Sub-Total Fixed-Rate Debt			531,947		361,401		5.76%

Variable-Rate Debt

Various	2	Acadia	15,000	100.0%	15,000	Libor +	125	12/1/2010	2 x 12 mos.
Branch Plaza		Acadia	14,055	100.0%	14,055	Libor +	130	12/1/2011	1 x 12 mos.
Village Commons Shopping Center		Acadia	9,388	100.0%	9,388	Libor +	140	6/29/2012
Interest rate swaps	1	Acadia	(58,591)	100.0%	(58,591)

Sub-Total Variable-Rate Debt			(20,148)		(20,148)	Libor +	130

Total Core Portfolio Debt			$511,799		$341,253		6.00%

Reporting Supplement
June 30, 2010

Debt Analysis
(amounts in thousands)
			Principal	Acadia's Pro-rata
			Balance at	share			Interest	Maturity	Extension
Property	Notes	Entity	June 30, 2010	Percent	Amount		Rate	Date	Options

OPPORTUNITY FUNDS

Fixed-Rate Debt
Storage Post - Various	4	Fund III	$41,500	18.9%	$7,846		5.30%	3/16/2011	2 x 12 mos.
216th Street	3	Fund II	25,500	19.8%	5,054		5.80%	10/1/2017	None
Pelham Manor	3	Fund II	31,652	19.8%	6,273		7.38%	1/1/2020	None
Atlantic Avenue		Fund II	11,543	13.3%	1,539		7.34%	1/1/2020	None
Interest rate swaps	1	Fund I	20,250	28.5%	5,767		4.88%	Various

Sub-Total Fixed-Rate Debt			130,445		26,479		5.91%

Variable-Rate Debt

CityPoint		Fund II	25,990	18.8%	4,894	Libor +	250	8/12/2010	None
Liberty Avenue		Fund II	10,450	19.8%	2,071	Libor +	325	9/2/2010	1 x 12 mos.
Tarrytown Shopping Center		Fund I	9,800	37.8%	3,702	Libor +	165	10/30/2010	2 x 12 mos.
Acadia Strategic Opportunity Fund II, LLC	5	Fund II	40,000	20.0%	8,000	Libor +	325	3/1/2011	None
Fordham Plaza	3	Fund II	86,000	19.8%	17,045	Libor +	350	10/4/2011	1 x 12 mos.
Acadia Strategic Opportunity Fund III, LLC	6	Fund III	156,450	19.9%	31,134	Comm Paper +50		10/9/2011	None
Canarsie Plaza		Fund II	10,035	15.9%	1,591	Libor +	400	1/12/2012	1 x 36 mos.
Cortlandt Towne Center		Fund III	46,689	19.9%	9,291	Libor +	400	7/29/2012	2 x 12 mos.
161st Street	3, 8	Fund II	30,000	19.8%	5,946	Libor +	400	4/1/2013	None
Interest rate swaps	1	Fund I & Fund II	(20,250)	28.5%	(5,767)

Sub-Total Variable-Rate Debt			395,164		77,907	Libor +	248

Total Opportunity Funds Portfolio Debt			$525,609		$104,385		3.70%

Reporting Supplement
June 30, 2010
Debt Analysis - Notes

1 The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:
			Average		Maturity
	Notional principal	Spread	Swap rate	All-in Rate	Date

	$10,636	2.25%	4.90%	7.14%	10/1/2011
	7,955	2.25%	5.14%	7.39%	3/1/2012
	15,000	2.25%	3.79%	6.04%	11/30/2012
	15,000	2.25%	3.41%	5.66%	11/30/2012
	10,000	2.25%	2.65%	4.90%	11/30/2012
Core Portfolio	$58,591	2.25%	3.88%	6.13%

Opportunity Funds	$9,800	2.25%	4.47%	6.72%	10/29/2010
	10,450	2.25%	0.90%	3.15%	7/19/2010
	$20,250	2.25%	2.63%	4.88%

Total Core Portfolio and Opportunity Funds	$78,841	2.25%	3.56%	5.81%

2 This is a revolving facility for up to $64,498 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon,
Abington Towne Center, Methuen Shopping Center and Town Line Plaza.
3 Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20%, or 19.8%.
4 The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road and Lawrence.
5 This is a revolving facility for up to $40,000.
6 This is a line of credit with a capacity of $221,000.
7 Convertible notes balance pursuant to ASC Topic 470-20. The actual face amount of the convertible notes at June 30, 2010 is $50,015.
While the interest rate on the convertible notes is 3.75%, the effective fair value interest rate is 6.03%.
8 Subsequent to June 30, 2010, this loan was amended and the maturity date was extended to April 1, 2013 with an interest rate of LIBOR plus 400 basis points for the first year. The information above reflects this amendment.

Reporting Supplement
June 30, 2010

Future Debt Maturities - Not Including Extension Options
(in thousands)

Core Portfolio				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
Year	Scheduled Amortization	Maturities	Total	Scheduled Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2010	$1,387	$15,000	$16,387	$1,120	$15,000	$16,120	1.60%	n/a	1.60%
20111	3,044	63,720	66,764	2,481	63,720	66,201	3.29%	3.75%	1.65%
2012	3,204	9,074	12,278	2,613	9,074	11,687	1.75%	n/a	1.75%
2013	3,390	8,777	12,167	2,760	8,777	11,537	5.45%	5.45%	n/a
2014	3,310	74,406	77,716	2,643	45,279	47,922	5.54%	5.54%	n/a
Thereafter	9,182	318,899	328,081	6,512	182,868	189,380	5.64%	5.64%	n/a
	$23,517	$489,876	$513,393	$18,129	$324,718	$342,847

Less: additional convertible notes balance			(1,594)			(1,594)
Balance per Portfolio Debt Detail			$511,799			$341,253

							Weighted Average Interest Rate of Pro-rata Share of Maturing Debt
Opportunity Funds
							Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2010	$205	$56,240	$56,445	$41	$12,667	$12,708	2.84%	n/a	2.84%
2011	436	313,950	314,386	87	62,025	62,112	2.79%	5.30%	2.43%
2012	317	55,813	56,130	453	10,310	10,763	4.68%	n/a	4.68%
2013	553	30,000	30,553	110	5,946	6,056	6.35%	n/a	6.35%
2014	596	-	596	118	-	118	n/a	n/a	n/a
Thereafter	4,036	63,463	67,499	780	11,848	12,628	6.70%	6.70%	n/a
	$6,143	$519,466	$525,609	$1,589	$102,796	$104,385

1 Includes additional convertible notes balance of $1,594 maturing in 2011.

Reporting Supplement
June 30, 2010

Future Debt Maturities - Including Extension Options
(in thousands)

Core Portfolio				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
Year	Scheduled Amortization	Maturities	Total	Scheduled Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2010	$1,387	$-	$1,387	$1,120	$-	$1,120	n/a	n/a	n/a
20111	3,065	50,015	53,080	2,502	50,015	52,517	3.75%	3.75%	n/a
2012	3,451	37,511	40,962	2,860	37,511	40,371	1.65%	n/a	1.65%
2013	3,390	8,777	12,167	2,760	8,777	11,537	5.45%	5.45%	n/a
2014	3,310	74,406	77,716	2,643	45,279	47,922	5.54%	5.54%	n/a
Thereafter	9,182	318,899	328,081	6,512	182,868	189,380	5.64%	5.64%	n/a
	$23,785	$489,608	$513,393	$18,397	$324,450	$342,847

Less: additional convertible notes balance			(1,594)			(1,594)
Balance per Portfolio Debt Detail			$511,799			$341,253

							Weighted Average Interest Rate of Pro-rata Share of Maturing Debt
Opportunity Funds
							Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2010	$205	$35,990	$36,195	$41	$6,894	$6,935	3.07%	n/a	3.07%
2011	436	196,900	197,336	87	39,205	39,292	1.38%	n/a	1.38%
2012	661	95,800	96,461	125	20,747	20,872	4.46%	n/a	4.46%
2013	1,230	71,500	72,730	238	13,792	14,030	5.75%	5.30%	6.35%
2014	1,089	44,749	45,838	209	8,905	9,114	4.35%	n/a	4.35%
Thereafter	4,050	72,999	77,049	782	13,360	14,142	6.68%	6.70%	6.50%
	$7,671	$517,938	$525,609	$1,482	$102,903	$104,385

1 Includes additional convertible notes balance of $1,594 maturing in 2011.

Reporting Supplement
June 30, 2010
Selected Operating Ratios		Three months ended June 30,				Six months ended June 30,
		2010		2009		2010		2009
Coverage Ratios	1
Interest Coverage Ratio
EBIDTA	2	$18,289		$16,019		$35,293		$20,198
Divided by Interest expense		5,979		6,140		11,926		12,659
		3.06	x	2.61	x	2.96	x	1.60
Fixed Charge Coverage Ratio
EBIDTA		$18,289		$16,019		$35,293		$20,198
Divided by ( Interest expense		5,979		6,140		11,926		12,659
+ Preferred Dividends)	3	5		5		9		10
		3.06	x	2.61	x	2.96	x	1.59
Debt Service Coverage Ratio
EBIDTA		$18,289		$16,019		$35,293		$20,198
Divided by ( Interest expense		5,979		6,140		11,926		12,659
+ Principal Amortization)		511		378		1,030		776
		2.82	x	2.46	x	2.72	x	1.50
Payout Ratios
FFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid		$7,426		$7,361		$14,849		$14,737
FFO		17,640		11,992		27,807		26,260
		42%		61%		53%		56%
AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid		$7,426		$7,361		$14,849		$14,737
AFFO		10,731		7,497		19,819		18,247
		69%		98%		75%		81%
FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid		$7,426		$7,361		$14,849		$14,737
FAD		10,220		7,119		18,789		17,471
		73%		103%		79%		84%
Leverage Ratios
Debt/Total Market Capitalization
Debt	4	$445,639				$445,639		Notes:
Total Market Capitalization		1,123,448				1,123,448		1 Quarterly results for 2010 and 2009 are unaudited, although they reflect all adjustments,
		40%				40%		which in the opinion of management, are necessary for a fair presentation of operating
								results for the interim periods. The coverage ratios include the Company's pro-rata share
Debt + Preferred Equity (Preferred O.P. Units)		$446,057				$446,057		of EBIDTA, interest expense and principal amortization related to both the Company's
Total Market Capitalization		1,123,448				1,123,448		consolidated and unconsolidated investments in joint ventures.
		40%				40%		2 2010 EBITDA excludes the gain from bargain purchase and 2009 EBITDA excludes
Debt/EBIDTA - Core Portfolio								gains from the extinguishment of debt.
Debt		$341,253				$341,253		3 Represents preferred distributions on Preferred Operating partnership Units.
EBIDTA (Annualized)		64,782				61,992		4 Includes the Company's pro-rata share of consolidated and unconsolidated joint venture
		5.27	x			5.50	x	debt and principal amortization.
Net Debt/EBIDTA - Core Portfolio 5								5 Reflects debt net of the current Core Portfolio cash balance as of June 30, 2010.
Debt		$283,595				$283,595		6 Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds
EBIDTA (Annualized)		64,782				61,992		cash balance as of June 30, 2010.
		4.38	x			4.57	x
Debt/EBIDTA - Core Portfolio and Opportunity Funds
Debt		$445,639				$445,639
EBIDTA (Annualized)		73,155				70,585
		6.09	x			6.31	x
Net Debt/EBIDTA - Core Portfolio and Opportunity Funds 6
Debt		$380,100				$380,100
EBIDTA (Annualized)		73,155				70,585
		5.20	x			5.38	x
Debt Yield - Core Portfolio
NOI (Annualized)		$48,556				$47,630
Debt		341,253				341,253
		14.2%				14.0%
Net Debt Yield - Core Portfolio 4
NOI (Annualized)		$48,556				$47,630
Debt		283,595				283,595
		17.1%				16.8%
Debt Yield - Core Portfolio and Opportunity Funds
NOI (Annualized)		$56,476				$55,409
Debt		445,639				445,639
		12.7%				12.4%
Net Debt Yield - Core Portfolio and Opportunity Funds 5
NOI (Annualized)		$56,476				$55,409
Debt		380,100				380,100
		14.9%				14.6%

Reporting Supplement
June 30, 2010
Overview of Acadia Strategic Opportunity Funds

	FUND I	FUND II	FUND III

Item	Description	Description	Description

Date formed	September 2001	June 2004	May 2007

Capital commitment	$90 million	$300 million	$503 million

Funding	Fully funded	$247.6 million funded through June 30, 2010	$96.5 million funded through June 30, 2010

Partnership structure

Equity Contribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Cash flow distribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Promote:	20% to Acadia once all partners (including	20% to Acadia once all partners (including	20% to Acadia once all partners (including
	Acadia) have received 9% preferred return and	Acadia) have received 8% preferred return and	Acadia) have received 6% preferred return and
	return of equity	return of equity	return of equity

	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners
	(including Acadia).	(including Acadia).	(including Acadia).

	All original capital and accumulated preference	All unfunded capital is anticipated to be used to	The Fund is still in its acquisition phase through
	has been paid. Acadia is entitled to a Promote	complete existing projects	June 2012.
on all future distributions.

Fees to Acadia	Priority distribution fee equal to 1.5% of implied	Asset management fee equal to 1.5% of total	Asset management fee equal to 1.5% of total
	capital	committed capital	committed capital

	Priority distribution fee equal to 4% of gross	Property management fee equal to 4% of gross	Property management fee equal to 4% of gross
	property revenues	property revenues	property revenues

	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees

	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees

Development fee equal to 3% of total project cost

Reporting Supplement
June 30, 2010

New York Urban/Infill: Development costs - Construction Complete
			Estimated	Total cost
		Estimated	square	to date	Estimated	Total	Debt as of
		completion	footage upon	(including	future	project	June 30,
Property	Anchors/Tenants	of Construction	completion	acquisition cost)	cost	cost	2010	% Leased 2

Fund II					($ in millions)
Construction complete
								Retail - 100%
Fordham Place	Sears, Walgreens, Best Buy, 24 Hour Fitness	Completed	276,000	$123.5	$9.9	$133.4	$86.0	Office - 35%
Pelham Manor Shopping Plaza 1	BJ's Wholesale Club, Michaels, Storage Post	Completed	320,000	59.7	4.3	64.0	31.7	90%
216th Street	City of New York Dept of General Services	Completed	60,000	27.7	-	27.7	25.5	100%
Liberty Avenue 1	CVS, Storage Post	Completed	125,000	15.3	(0.1)	15.2	10.5	83%
161st Street 3	Various New York City and State Agencies	To be determined	230,000	59.9	5.7	65.6	30.0	99%
Atlantic Avenue	Storage Post	Completed	110,000	21.4	0.6	22.0	11.5
								Retail - 93%
Total			1,121,000	$307.5	$20.4	$327.9	$195.2	Office - 77%

1 Fund II acquired a ground lease interest at this property.
2 Percentage leased excludes self storage at Pelham Manor, Liberty Avenue and Atlantic Avenue.
3 161st Street is currently cash flowing at 83% occupancy. The redevelopment plan includes the recapture and conversion of street level office space to retail. Tenant consolidations necessary to accomplish this plan have already begun. While the tenant consolidations have caused a temporary decline in occupancy, three leases have been signed which will bring occupancy up to 99%.
4 Reconciliation of development costs to the Balance Sheet:

	Operating real estate	$296.2
	Net real estate under development	269.6
	Deferred charges	4.7
	Gain from bargain purchase	(33.8)
	Canarsie lease termination income	(23.9)
	Total costs to date	$512.8

	Construction completed	$307.5
	Under development	56.5
	In design	148.8
	Total	$512.8

Reporting Supplement
June 30, 2010

New York Urban/Infill: Development costs - Construction/Design
			Estimated	Total cost
		Estimated	square	to date	Estimated	Total	Debt as of
		completion	footage upon	(including	future	project	June 30,
Property	Anchors/Tenants	of Construction	completion	acquisition cost)	cost	cost	2010	% Leased

Fund II					($ in millions)

Under Construction
Canarsie Plaza 1	BJ's Wholesale Club, Planet Fitness, NYPD	1st half 2011	275,000	$56.5	$33.3	$89.8	$10.0	82%
Total Construction			275,000	$56.5	$33.3	$89.8	$10.0

In Design
Sherman Plaza	TBD	TBD	TBD	$32.9	TBD	TBD	$-
CityPoint 2	TBD	TBD	TBD	74.5	TBD	TBD	26.0
Total Design			-	$107.4	$-	$-	$26.0

Fund III

In Design
Sheepshead Bay	TBD	TBD	TBD	$22.7	TBD	TBD	$-

125 Main Street (Westport, CT)	TBD	TBD	30,000	$18.7	$7.3	$26.0	$-

1 Cost to date is net of lease termination income from Home Depot. Due to tenant demand, the Company decided to increase the project’s footprint by approximately 10,000 sf.
Solely as a result of this increase in total gross leasable area, the property’s percentage pre-leased decreased quarter-over-quarter to 82%.

2 Fund II is co-developing CityPoint with P/A Associates and Washington Square Partners. Amounts represent Fund II's pro-rata share. Fund II acquired a ground lease interest at this property.

Reporting Supplement
June 30, 2010

Retailer Controlled Property ("RCP") Venture - Overview

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $62 million in equity. ***

Item	Description
Date formed	January 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

	Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

	80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
	80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return
	of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

	Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through June 30, 2010

		Years	Invested		Equity
Investor	Investment	acquired	capital	Distributions	Multiple

		2004 through
Mervyns I and Mervyns II	Mervyns	2007	$32,575	$47,669	1.5	X

		2006 through
Mervyns II	Albertson’s	2007	23,126	66,972	2.9	X

		2006 through
Fund II and Mervyns II	Other investments 1	2008	6,468	4,139	0.6	X

Total			$62,169	$118,780	1.9	X
1 Represents investments in Shopko, Marsh and Rex.

QUARTERLY SUPPLEMENTAL DISCLOSURE
June 30, 2010
Core Portfolio Retail Properties - Detail

		Acadia's	Gross Leasable Area			Occupancy			Annualized Base Rent
	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

New York
Connecticut
239 Greenwich Avenue 1	Restoration Hardware, Coach	75.0%	16,834	-	16,834	100.00%	-	100.00%	$1,397,621	$-	$1,397,621

New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	100.0%	62,610	86,881	149,491	100.00%	85.94%	91.83%	1,486,006	1,904,333	3,390,339
A & P Shopping Plaza	A&P	60.0%	49,463	13,445	62,908	100.00%	53.55%	90.07%	950,000	216,305	1,166,305
Total - New Jersey			112,073	100,326	212,399	100.00%	81.59%	91.31%	2,436,006	2,120,638	4,556,644

New York
Village Commons Shopping Center	-	100.0%	3,891	83,346	87,237	0.00%	78.31%	74.82%	-	2,103,578	2,103,578
Branch Plaza	A&P, CVS	100.0%	74,050	51,701	125,751	100.00%	96.56%	98.59%	1,264,448	1,353,895	2,618,343
Amboy Center	King Kullen, Duane Reade	100.0%	46,964	13,126	60,090	100.00%	100.00%	100.00%	1,052,068	548,902	1,600,970
Bartow Avenue	-	100.0%	-	14,676	14,676	0.00%	89.49%	89.49%	-	434,990	434,990
Pacesetter Park Shopping Center	Stop & Shop	100.0%	52,052	44,328	96,380	100.00%	75.65%	88.80%	394,093	682,059	1,076,152
LA Fitness	LA Fitness	100.0%	55,000	-	55,000	100.00%	-	100.00%	1,265,000	-	1,265,000
West 54th Street	Stage Deli	100.0%	4,211	5,482	9,693	100.00%	100.00%	100.00%	1,459,975	1,540,529	3,000,504
East 17th Street	Barnes & Noble	100.0%	19,622	-	19,622	100.00%	0.00%	100.00%	625,000	-	625,000
Crossroads Shopping Center		49.0%	210,114	99,373	309,487	100.00%	76.77%	92.54%	2,546,429	3,170,175	5,716,604
Total - New York			465,904	312,032	777,936	99.16%	82.28%	92.39%	8,607,013	9,834,128	18,441,141

Total New York			594,811	412,358	1,007,169	99.35%	82.12%	92.29%	12,440,640	11,954,766	24,395,406

New England

Connecticut
Town Line Plaza 2	Wal Mart, Super Stop & Shop	100.0%	163,159	43,187	206,346	100.00%	90.60%	98.03%	969,144	660,112	1,629,256

Massachusetts
Methuen Shopping Center	Wal Mart, Demoulas Super Markets	100.0%	120,004	10,017	130,021	100.00%	100.00%	100.00%	736,464	222,225	958,689
Crescent Plaza	Home Depot, Supervalu	100.0%	156,985	61,156	218,141	100.00%	69.14%	91.35%	1,178,872	429,615	1,608,487
Total - Massachusetts			276,989	71,173	348,162	100.00%	73.48%	94.58%	1,915,336	651,840	2,567,176

New York
	Bon Ton, Marshalls, Price Chopper,
New Loudon Center	A.C. Moore, Raymours Furniture Co.	100.0%	251,211	4,615	255,826	100.00%	100.00%	100.00%	1,685,495	126,310	1,811,805

Rhode Island
Walnut Hill Plaza	Sears, Supervalu, CVS	100.0%	121,892	162,825	284,717	100.00%	92.56%	95.75%	1,005,500	1,425,596	2,431,096

Vermont
The Gateway Shopping Center	Supervalu	100.0%	73,184	28,600	101,784	100.00%	79.08%	94.12%	1,353,904	478,745	1,832,649

Total New England			886,435	310,400	1,196,835	100.00%	86.78%	96.57%	6,929,379	3,342,603	10,271,982

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

1 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
2 Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

QUARTERLY SUPPLEMENTAL DISCLOSURE
       June 30, 2010
Core Portfolio Retail Properties - Detail
		Acadia's	Gross Leasable Area			Occupancy			Annualized Base Rent
	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total
Core Portfolio (continued):

Midwest
Illinois
Hobson West Plaza	Garden Fresh Markets	100.0%	51,692	47,434	99,126	100.00%	85.58%	93.10%	$225,436	$898,585	$1,124,021
Clark Diversey	-	100.0%	-	19,265	19,265	-	91.57%	91.57%	-	799,766	799,766
Total - Illinois			51,692	66,699	118,391	100.00%	87.31%	92.85%	225,436	1,698,351	1,923,787

Indiana
	JC Penney, Office Max, TJ Maxx,
Merrillville Plaza	David's Bridal, Pier I	100.0%	145,778	90,069	235,847	100.00%	78.14%	91.65%	1,633,928	1,189,887	2,823,815

Michigan
	Home Goods, TJ Maxx, Marshalls,
Bloomfield Towne Square	Officemax	100.0%	154,858	79,237	234,095	100.00%	94.49%	98.13%	1,368,005	1,479,739	2,847,744

Ohio
Mad River Station 1	Babies 'R' Us, Office Depot, Pier I	100.0%	68,297	57,687	125,984	100.00%	72.99%	87.63%	819,271	599,855	1,419,126

Total Midwest			420,625	293,692	714,317	100.00%	83.62%	93.27%	4,046,640	4,967,832	9,014,472

Mid-Atlantic
New Jersey
Marketplace of Absecon	Rite Aid	100.0%	33,933	70,785	104,718	38.92%	79.94%	66.65%	329,310	735,582	1,064,892
Total - New Jersey			33,933	70,785	104,718	38.92%	79.94%	66.65%	329,310	735,582	1,064,892

Delaware
	Lowes, Target, Bed, Bath & Beyond,
Brandywine Town Center	Dicks Sporting Goods	22.2%	840,172	34,817	874,989	97.20%	89.09%	96.88%	12,565,016	573,908	13,138,924
Market Square Shopping Center	TJ Maxx, Trader Joe's	22.2%	42,850	59,197	102,047	100.00%	100.00%	100.00%	671,888	1,770,339	2,442,227
Naamans Road	-	22.2%	-	19,970	19,970	0.00%	54.94%	54.94%	-	558,340	558,340
Total - Delaware			883,022	113,984	997,006	97.34%	88.77%	96.36%	13,236,904	2,902,587	16,139,491

Pennsylvania
Mark Plaza	Kmart, Redner's Market	100.0%	157,595	58,806	216,401	100.00%	28.86%	80.67%	652,095	148,200	800,295
Plaza 422	Home Depot, Dunham's	100.0%	139,968	16,311	156,279	100.00%	100.00%	100.00%	643,503	152,349	795,852
Route 6 Plaza	Kmart, Fashion Bug, Rite Aid	100.0%	146,498	29,021	175,519	100.00%	100.00%	100.00%	806,351	349,179	1,155,530
Chestnut Hill 2		100.0%	31,420	9,150	40,570	0.00%	100.00%	22.55%	-	325,483	325,483
Abington Towne Center 3	Target, TJ Maxx	100.0%	184,616	31,753	216,369	100.00%	94.75%	99.23%	270,000	817,959	1,087,959
Total - Pennsylvania			660,097	145,041	805,138	95.24%	70.01%	90.69%	2,371,949	1,793,170	4,165,119

Total Mid-Atlantic			1,577,052	329,810	1,906,862	95.20%	78.62%	92.34%	15,938,163	5,431,339	21,369,502

Total Core Properties			3,478,923	1,346,260	4,825,183	97.71%	82.67%	93.52%	$39,354,822	$25,696,540	$65,051,362

Total Core Properties - weighted based on ownership interest 4			2,660,957	1,201,545	3,862,502	97.70%	82.59%	93.00%	27,031,074	21,735,597	48,766,671

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1 The GLA for this property excludes 29,857 square feet of office space.
2 This consists of two separate buildings.
3 Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
4 Weighted based on Acadia's ownership interest in the properties.

Reporting Supplement
June 30, 2010

Core Portfolio Retail Properties by State - Summary

				Gross Leasable Area			Occupancy			Annualized Base Rent
	Ownership	Percent of	Number of
	%	base rent 1	properties	Anchors 2	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

Connecticut	75.0%	5.5%	2	179,993	43,187	223,180	100.00%	90.60%	98.18%	$2,366,765	$660,112	$3,026,877

Delaware	22.2%	7.1%	3	883,022	113,984	997,006	97.34%	88.77%	96.36%	13,236,904	2,902,587	16,139,491

Illinois	100.0%	3.9%	2	51,692	66,699	118,391	100.00%	87.31%	92.85%	225,436	1,698,351	1,923,787

Indiana	100.0%	5.8%	1	145,778	90,069	235,847	100.00%	78.14%	91.65%	1,633,928	1,189,887	2,823,815

Massachusetts	100.0%	5.3%	2	276,989	71,173	348,162	100.00%	73.48%	94.58%	1,915,336	651,840	2,567,176

Michigan	100.0%	5.8%	1	154,858	79,237	234,095	100.00%	94.49%	98.13%	1,368,005	1,479,739	2,847,744

New Jersey	89.8%	10.6%	3	146,006	171,111	317,117	85.80%	80.91%	83.16%	2,765,316	2,856,220	5,621,536

New York	84.2%	35.8%	10	717,115	316,647	1,033,762	99.46%	82.54%	94.28%	10,292,508	9,960,438	20,252,946

Ohio	100.0%	2.9%	1	68,297	57,687	125,984	100.00%	72.99%	87.63%	819,271	599,855	1,419,126

Pennsylvania	100.0%	8.6%	5	660,097	145,041	805,138	95.24%	70.01%	90.69%	2,371,949	1,793,170	4,165,119

Rhode Island	100.0%	5.0%	1	121,892	162,825	284,717	100.00%	92.56%	95.75%	1,005,500	1,425,596	2,431,096

Vermont	100.0%	3.8%	1	73,184	28,600	101,784	100.00%	79.08%	94.12%	1,353,904	478,745	1,832,649

Total - Core Portfolio		100.0%	32	3,478,923	1,346,260	4,825,183	97.71%	82.67%	93.52%	$39,354,822	$25,696,540	$65,051,362

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

1 The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

	Reporting Supplement
	June 30, 2010

	Core Portfolio Top Tenants - Ranked by Annualized Base Rent 2

									Percentage of Total
		Number of	Wholly Owned		Joint Ventures		Combined		Represented by Retail Tenant
		stores in
	Retail	combined	Total	Annualized Base	Total	Annualized Base	Total	Annualized Base	Total	Annualized Base
Ranking	Tenant	portfolio	GLA	Rent 1	GLA	Rent 1	GLA	Rent 1	Portfolio GLA 2	Rent 1

	A&P	4	160,236	$3,014,066	18,722	$246,960	178,958	$3,261,026	4.6%	6.7%
	-- A&P	3	112,463	1,963,060	18,722	$246,960	131,185	2,210,020	3.4%	4.5%
	-- Pathmark	1	47,773	1,051,006	-	-	47,773	1,051,006	1.2%	2.2%

	Supervalu (Shaws)	3	175,801	2,420,980	-	-	175,801	2,420,980	4.6%	5.0%

	TJX Companies	8	193,382	1,451,600	19,144	344,750	212,526	1,796,350	5.5%	3.7%
	-- T.J. Maxx	4	88,200	759,600	6,927	88,189	95,127	847,789	2.5%	1.7%
	-- Marshalls	2	65,536	384,743	-	-	65,536	384,743	1.7%	0.8%
	-- Homegoods	2	39,646	307,257	12,217	256,561	51,863	563,818	1.3%	1.2%

	Sears	4	285,314	1,150,615	49,355	277,463	334,669	1,428,078	8.7%	2.9%
	-- Kmart	3	224,614	892,615	49,355	277,463	273,969	1,170,078	7.1%	2.4%
	-- Sears	1	60,700	258,000	-	-	60,700	258,000	1.6%	0.5%

	Ahold (Stop and Shop)	2	117,911	1,363,237	-	-	117,911	1,363,237	3.1%	2.8%

	Home Depot	2	211,003	1,099,996	-	-	211,003	1,099,996	5.5%	2.3%

	Barnes & Noble	2	19,622	625,000	6,091	194,902	25,713	819,902	0.7%	1.7%

	Sleepy's	4	32,619	789,858	-	-	32,619	789,858	0.8%	1.6%

	Pier 1 Imports	3	19,255	419,017	4,321	170,802	23,576	589,819	0.6%	1.2%

	JP Morgan Chase Bank	3	17,432	525,081	-	-	17,432	525,081	0.5%	1.1%

	Payless Shoesource	7	22,236	469,749	1,514	52,994	23,750	522,743	0.6%	1.1%
	The Avenue	4	17,236	342,869	4,043	160,406	21,279	503,275	0.6%	1.0%
	CVS	2	34,300	540,818	-	-	34,300	540,818	0.9%	1.1%
	Rite Aid	2	25,047	447,710	-	-	25,047	447,710	0.6%	0.9%
	OfficeMax	2	47,657	428,913	-	-	47,657	428,913	1.2%	0.9%
	Drexel Heritage	2	13,315	332,875	4,850	91,034	18,165	423,909	0.5%	0.9%
	Dollar Tree	5	45,387	428,872	-	-	45,387	428,872	1.2%	0.9%
	Citibank	3	5,486	263,328	2,797	150,965	8,283	414,293	0.2%	0.8%
	Coldwell Banker	2	14,012	326,958	-	-	14,012	326,958	0.4%	0.7%
	Dots	4	17,698	297,358	-	-	17,698	297,358	0.5%	0.6%
	Blockbuster	2	9,730	255,350	-	-	9,730	255,350	0.3%	0.5%
	Hallmark Cards	3	14,482	233,391	-	-	14,482	233,391	0.4%	0.5%

	Total	73	1,499,161	$17,227,641	110,837	$1,690,276	1,609,998	$18,917,917	41.7%	38.8%

	1 Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

	2 Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of Brandywine and Crossroads.

    Reporting Supplement
     June 30, 2010

Core Portfolio Lease Expirations

		Gross Leased Area		Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Anchor Tenant Expirations

2010	1	25,000	0.80%	325,000	0.83%	13.00
2011	11	250,677	8.01%	3,639,622	9.25%	14.52
2012	7	351,642	11.24%	3,185,790	8.10%	9.06
2013	9	374,876	11.98%	5,289,394	13.44%	14.11
2014	8	326,466	10.44%	3,275,640	8.32%	10.03
2015	8	274,492	8.77%	3,860,748	9.81%	14.07
2016	3	55,266	1.77%	561,887	1.43%	10.17
2017	4	159,389	5.09%	2,661,119	6.76%	16.70
2018	6	359,783	11.50%	5,348,500	13.59%	14.87
2019	5	122,539	3.92%	927,850	2.36%	7.57
2020	7	244,400	7.81%	2,568,252	6.53%	10.51
2021	2	136,148	4.35%	1,014,568	2.58%	7.45
2022	2	69,837	2.23%	1,700,000	4.32%	24.34
2024	3	188,506	6.03%	3,273,048	8.32%	17.36
2028	4	189,509	6.06%	1,723,404	4.38%	9.09
Total Occupied	80	3,128,530	100.00%	$39,354,822	100.00%	$12.58

Anchor GLA Owned by Tenants	254,916
Total Vacant	95,477

Total Square Feet	3,478,923

Shop Tenant Expirations

Month to Month	4	4,176	0.38%	$26,189	0.10%	$6.27
2010	23	54,839	4.94%	780,428	3.04%	14.23
2011	50	186,019	16.75%	3,998,279	15.56%	21.49
2012	43	142,740	12.85%	3,118,643	12.14%	21.85
2013	48	149,150	13.43%	3,498,657	13.62%	23.46
2014	50	181,491	16.34%	4,545,095	17.69%	25.04
2015	25	133,370	12.01%	2,420,192	9.42%	18.15
2016	7	43,586	3.92%	844,927	3.29%	19.39
2017	14	42,683	3.84%	1,934,556	7.53%	45.32
2018	19	43,051	3.88%	1,735,685	6.75%	40.32
2019	14	42,049	3.79%	891,817	3.47%	21.21
2020	8	20,901	1.88%	540,291	2.10%	25.85
2021	3	30,270	2.73%	264,013	1.03%	8.72
2022	4	20,055	1.81%	526,533	2.05%	26.25
2023	2	7,362	0.66%	126,712	0.49%	17.21
2027	2	9,012	0.81%	444,523	1.73%	49.33
Total Occupied	316	1,110,754	100.00%	$25,696,540	100.00%	$23.13

Total Vacant	235,506

Total Square Feet	1,346,260

		Gross Leased Area		Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.

Total Anchor and Shop Tenant Expirations

Month to Month	4	$4,176	0.10%	$26,189	0.04%	$6.27
2010	24	79,839	1.88%	1,105,428	1.70%	13.85
2011	61	436,696	10.30%	7,637,901	11.74%	17.49
2012	50	494,382	11.66%	6,304,433	9.69%	12.75
2013	57	524,026	12.36%	8,788,051	13.51%	16.77
2014	58	507,957	11.98%	7,820,735	12.02%	15.40
2015	33	407,862	9.62%	6,280,941	9.66%	15.40
2016	10	98,852	2.33%	1,406,814	2.16%	14.23
2017	18	202,072	4.77%	4,595,675	7.06%	22.74
2018	25	402,834	9.50%	7,084,185	10.89%	17.59
2019	19	164,588	3.88%	1,819,667	2.80%	11.06
2020	15	265,301	6.26%	3,108,543	4.78%	11.72
2021	5	166,418	3.93%	1,278,581	1.97%	7.68
2022	6	89,892	2.12%	2,226,533	3.42%	24.77
2023	2	7,362	0.17%	126,712	0.19%	17.21
2024	3	188,506	4.45%	3,273,048	5.03%	17.36
2027	2	9,012	0.21%	444,523	0.68%	49.33
2028	4	189,509	4.47%	1,723,403	2.65%	9.09
Total Occupied	396	$4,239,284	100.00%	$65,051,362	100.00%	$15.34

Anchor GLA Owned by Tenants	254,916
Total Vacant	330,983

Total Square Feet	4,825,183

Reporting Supplement
June 30, 2010

Core Portfolio	Year-to-Date		3 months ended		3 months ended
New and Renewal Rent Spreads 1	June 30, 2010		June 30, 2010		March 31, 2010
	Cash 2	GAAP 3	Cash 2	GAAP 3	Cash 2	GAAP 3
New leases
Number of new leases commencing	7	7	3	3	4	4
GLA	48,112	48,112	32,353	32,353	15,759	15,759
New base rent	$15.12	$15.66	$13.25	$13.75	$18.96	$19.58
Previous base rent (and percentage rent)	$21.02	$18.58	$20.40	$17.35	$22.30	$21.09
Percentage growth in base rent	-28.1%	-15.7%	-35.0%	-20.7%	-15.0%	-7.2%
Average cost per square foot	$58.12	$58.12	$75.10	$75.10	$23.27	$23.27

Renewal leases
Number of renewal leases commencing	19	19	9	9	10	10
GLA expiring	171,964	171,964	66,189	66,189	105,775	105,775
Renewal percentage	82%	82%	84%	84%	81%	81%
New base rent	$13.25	$13.58	$15.68	$16.15	$11.67	$11.91
Expiring base rent (and percentage rent)	$12.98	$12.75	$14.62	$14.01	$11.91	$11.93
Percentage growth in base rent	2.1%	6.5%	7.3%	15.3%	-2.0%	-0.2%
Average cost per square foot	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total new and renewal Leases
Number of new and renewal leases commencing	26	26	12	12	14	14
GLA commencing	189,518	189,518	88,022	88,022	101,496	101,496
New base rent	$13.72	$14.11	$14.79	$15.27	$12.80	$13.10
Expiring base rent (and percentage rent)	$15.02	$14.23	$16.74	$15.24	$13.52	$13.35
Percentage growth in base rent	-8.6%	-0.8%	-11.7%	0.2%	-5.3%	-1.9%
Average cost per square foot	$14.76	$14.76	$27.60	$27.60	$3.61	$3.61

1 Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

2 Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

3 Rents are calculated on a straight-line basis.

Reporting Supplement
June 30, 2010

Core Portfolio Capital Expenditures
Current Quarter and Year-to-Date

	Year-to-Date	Current	Prior
		Quarter	Quarter
	Period	3 months	3 months	Year
	ended	ended	ended	Ended
	June 30, 2010	June 30, 2009	March 31, 2010	December 31, 2009

Leasing Commissions:	$395	$294	$101	$600

Tenant Improvements:	1,708	478	1,230	4,392

Capital Expenditures:	-	-	-	446

Redevelopments	-	-	-	-

Total	$2,103	$772	$1,331	$5,438

Reporting Supplement
June 30, 2010

Fund I Portfolio Detail		Ownership	Gross Leasable Area			Occupancy			Annualized Base Rent
Midwest	Anchors	%	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total
Ohio
Granville Centre	Lifestyle Family Fitness, Inc.	100%	90,047	44,950	134,997	38.81%	28.92%	35.52%	450,336	142,686	593,022

New York
New York
Tarrytown Shopping Center	Walgreen's	100%	15,497	19,482	34,979	100.00%	66.95%	81.59%	475,000	414,690	889,690

Various
Kroger/Safeway Portfolio (18 Properties)	Kroger/Safeway	75%	709,400	-	709,400	100.00%	0.00%	100.00%	3,560,326	-	3,560,326

Grand Total			814,944	64,432	879,376	93.24%	40.42%	89.37%	$4,485,662	$557,376	$5,043,038

Fund II Portfolio Detail
Midwest
Illinois
Oakbrook	Neiman Marcus	100%	112,000	-	112,000	100.00%	0.00%	100.00%	$825,000	$-	$825,000
New York
New York
Pelham Plaza	BJ's Discount Club, Michaels	98.8%	149,554	79,629	229,183	100.00%	25.23%	74.02%	3,864,172	851,502	4,715,674
Fordham Place	Sears, Best Buy	98.8%	74,899	44,547	119,446	100.00%	100.00%	100.00%	2,873,228	2,646,532	5,519,760
Liberty Avenue	CVS	98.8%	10,880	15,245	26,125	100.00%	70.73%	82.92%	394,944	335,432	730,376
	New York Dept of
216th Street	Citywide Admin. Services	98.8%	60,000	-	60,000	100.00%	0.00%	100.00%	2,340,000	120,000	2,460,000
161st Street 1	The City of New York	98.8%	128,690	101,528	230,218	100.00%	60.47%	82.57%	3,127,173	1,257,651	4,384,824
Total New York			424,023	240,949	664,972	100.00%	56.78%	84.34%	12,599,517	5,211,117	17,810,634

Grand Total			536,023	240,949	776,972	100.00%	56.78%	86.60%	$13,424,517	$5,211,117	$18,635,634

Fund III Portfolio Detail
New York
	Wal Mart, Best Buy, A&P,
Cortlandt Towne Center	United Artists Theatre	100.0%	508,882	132,561	641,443	91.10%	82.45%	89.31%	$6,347,712	$2,533,802	$8,881,514

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II and Fund III properties are currently undergoing redevelopment or are in the design phase as further detailed under Redevelopment Projects.

Property	Ownership %
Sherman Avenue	98.8%
CityPoint	95.0%
Canarsie Plaza	98.8%
Sheepshead Bay	100.0%
125 Main Street, Westport, CT.	100.0%

1 Currently operating, but will be redeveloped in the future.

	Reporting Supplement
	June 30, 2010
	Storage Portfolio Property Detail		Net	Occupancy
			Rentable
			Square	June 30,	March 31,	December 31,
OWNER	Operating Properties	Location	Feet	2010	2010	2009

	Stabilized
Fund III	Suffern	Suffern, New York	78,950
Fund III	Yonkers	Westchester, New York	100,523
Fund III	Jersey City	Jersey City, New Jersey	76,720
Fund III	Webster Ave	Bronx, New York	36,140
Fund III	Linden	Linden, New Jersey	84,035
	Subtotal Stabilized		376,368	85.1%	83.1%	85.3%

	Repositioned - in Lease-up
Fund III	Bruckner Blvd	Bronx, New York	89,473
Fund III	New Rochelle	Westchester, New York	42,203
Fund III	Long Island City	Queens, New York	134,731
	Subtotal in Lease-up		266,407	76.4%	72.6%	70.9%

	In initial Lease-up
Fund II	Liberty Avenue	Queens, New York	72,950
Fund II	Pelham Plaza	Pelham Manor, New York	62,020
Fund II	Atlantic Avenue	Brooklyn, New York	76,896
Fund III	Fordham Road	Bronx, New York	85,005
Fund III	Ridgewood	Queens, New York	88,839
Fund III	Lawrence	Lawrence, New York	97,743

	Total in lease-up		483,453	63.4%	57.1%	51.7%

	Total		1,126,228	73.8%	69.4%	67.5%

Reporting Supplement
June 30, 2010

Fund I
Lease Expirations
		Gross Leased Area			Annualized Base Rent
		Number of		Percent		Percent	Average
		Leases	Square	of		of	per
	Notes	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Anchor Tenant Expirations
2011	1	18	709,400	93.36%	$3,560,326	79.37%	$5.02
2017		1	34,951	4.60%	450,336	10.04%	12.88
2080		1	15,497	2.04%	475,000	10.59%	30.65
Total Occupied		20	759,848	100.00%	$4,485,662	100.00%	$5.90

Total Vacant			55,096

Total Square Feet			814,944

Shop Tenant Expirations
Month to Month		2	7,200	27.66%	$56,522	10.14%	$7.85
2010		1	2,547	9.78%	86,012	15.43%	33.77
2011		1	1,955	7.51%	27,370	4.91%	14.00
2012		2	2,920	11.21%	62,648	11.24%	21.45
2014		1	2,597	9.97%	90,324	16.21%	34.78
2018		2	1,761	6.76%	53,658	9.63%	30.47
2019		1	1,904	7.31%	30,000	5.38%	15.76
2020		1	5,157	19.80%	150,842	27.06%	29.25
Total Occupied		11	26,041	100.00%	$557,376	100.00%	$21.40

Total Vacant			38,391

Total Square Feet			64,432

Total Anchor and Shop Tenant Expirations
Month to Month		2	7,200	0.92%	$56,522	1.12%	$7.85
2010		1	2,547	0.32%	86,012	1.71%	33.77
2011		19	711,355	90.52%	3,587,696	71.15%	5.04
2012		2	2,920	0.37%	62,648	1.24%	21.45
2014		1	2,597	0.33%	90,324	1.79%	34.78
2017		1	34,951	4.45%	450,336	8.93%	12.88
2018		2	1,761	0.22%	53,658	1.06%	30.47
2019		1	1,904	0.24%	30,000	0.59%	15.76
2020		1	5,157	0.66%	150,842	2.99%	29.25
2080		1	15,497	1.97%	475,000	9.42%	-
Total Occupied		31	785,889	100.00%	$5,043,038	100.00%	$6.42

Total Vacant			93,487

Total Square Feet			879,376

1
The 2011 anchor expirations represent the term of the master lease for all 18 Kroger/Safeway locations. The underlying operating leases at 14 of these locations, representing 547,500 square feet and rents aggregating $2,743,794, expire during 2014. The operating leases at 2 locations, representing 91,900 square feet and rents aggregating $426,000, expire during 2019.

Reporting Supplement
June 30, 2010

Fund II
Lease Expirations
	Gross Leased Area			Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Anchor Tenant Expirations
2011	2	240,690	44.90%	$3,952,173	29.45%	$16.42
2013	1	20,149	3.76%	564,172	4.20%	28.00
2019	1	39,705	7.41%	1,747,020	13.01%	44.00
2023	1	35,194	6.57%	1,126,208	8.39%	32.00
2027	1	60,000	11.19%	2,340,000	17.43%	39.00
2032	1	10,880	2.03%	394,944	2.94%	36.30
2033	1	129,405	24.14%	3,300,000	24.58%	25.50
Total Occupied	8	536,023	100.00%	$13,424,517	100.00%	$25.04

Total Vacant		-
Total Square Feet		536,023

Shop Tenant Expirations
Month to Month	3	11,767	8.60%	$177,069	3.40%	$15.05
2011	3	24,065	17.59%	584,773	11.22%	24.30
2012	3	27,365	20.00%	573,208	11.00%	20.95
2014	1	5,081	3.71%	193,078	3.71%	38.00
2016	1	2,000	1.46%	86,000	1.65%	43.00
2018	3	9,600	7.02%	417,600	8.01%	43.50
2019	4	9,318	6.81%	510,476	9.80%	54.78
2022	1	-	0.00%	120,000	2.30%	-
2023	1	31,417	22.96%	1,131,012	21.70%	36.00
2027	1	6,208	4.54%	217,901	4.18%	35.10
2048	1	10,000	7.31%	1,200,000	23.03%	120.00
Total Occupied	22	136,821	100.00%	$5,211,117	100.00%	$38.09

Total Vacant		104,128
Total Square Feet		240,949

Total Anchor and Shop Tenant Expirations
Month to Month	3	11,767	1.75%	$177,069	0.95%	$15.05
2011	5	264,755	39.33%	4,536,946	24.36%	17.14
2012	3	27,365	4.07%	573,208	3.08%	20.95
2013	1	20,149	2.99%	564,172	3.03%	28.00
2014	1	5,081	0.76%	193,078	1.04%	38.00
2016	1	2,000	0.30%	86,000	0.46%	43.00
2018	3	9,600	1.43%	417,600	2.24%	43.50
2019	5	49,023	7.29%	2,257,496	12.11%	46.05
2023	2	66,611	9.90%	2,257,220	12.11%	33.89
2027	2	66,208	9.84%	2,557,901	13.73%	38.63
2022	1	-	0.00%	120,000	0.64%	-
2032	1	10,880	1.62%	394,944	2.12%	36.30
2033	1	129,405	19.23%	3,300,000	17.71%	25.50
2048	1	10,000	1.49%	1,200,000	6.44%	120.00
Total Occupied	30	672,844	100.00%	$18,635,634	100.00%	$27.70

Total Vacant		104,128
Total Square Feet		776,972

Reporting Supplement
June 30, 2010

Fund III
Lease Expirations
	Gross Leased Area			Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Anchor Tenant Expirations
2013	3	64,580	13.93%	1,182,125	18.62%	18.30
2014	3	71,346	15.39%	1,103,266	17.38%	15.46
2017	2	52,131	11.25%	927,312	14.61%	17.79
2018	2	174,707	37.69%	1,709,562	26.93%	9.79
2021	1	35,790	7.71%	385,000	6.07%	10.76
2022	1	65,028	14.03%	1,040,447	16.39%	16.00
Total Occupied	12	463,582	100.00%	$6,347,712	100.00%	$13.69

Total Vacant		45,300
Total Square Feet		508,882

Shop Tenant Expirations
2010	3	5,584	5.27%	78,489	3.10%	14.06
2011	2	2,000	1.89%	74,970	2.96%	37.49
2012	3	8,200	7.73%	223,000	8.80%	27.20
2013	2	7,000	6.60%	178,620	7.05%	25.52
2014	7	30,432	28.69%	789,533	31.16%	25.94
2015	4	12,402	11.69%	292,499	11.54%	23.58
2016	1	9,100	8.58%	176,771	6.98%	19.43
2017	2	9,688	9.14%	208,653	8.23%	21.54
2018	2	7,637	7.20%	151,020	5.96%	19.77
2019	2	9,285	8.76%	270,816	10.69%	29.17
2020	2	4,720	4.45%	89,431	3.53%	-
Total Occupied	30	106,048	100.00%	$2,533,802	100.00%	$23.89

Total Vacant		26,513
Total Square Feet		132,561

Total Anchor and Shop Tenant Expirations
2010	3	8,584	1.50%	78,489	0.88%	9.14
2011	2	2,000	0.35%	74,970	0.84%	37.49
2012	3	8,200	1.43%	223,000	2.51%	27.20
2013	5	71,580	12.50%	1,360,745	15.32%	19.01
2014	10	101,778	17.77%	1,892,799	21.33%	18.60
2015	4	12,402	2.17%	292,499	3.29%	23.58
2016	1	9,100	1.59%	176,771	1.99%	19.43
2017	4	61,819	10.80%	1,135,965	12.79%	18.38
2018	4	182,344	31.84%	1,860,582	20.95%	10.20
2019	2	9,285	1.62%	270,816	3.05%	29.17
2020	2	4,720	0.82%	89,431	1.01%	18.95
2021	1	35,790	6.25%	385,000	4.33%	10.76
2022	1	65,028	11.36%	1,040,447	11.71%	16.00
Total Occupied	42	572,630	100.00%	$8,881,514	100.00%	$15.51

Total Vacant		71,813
Total Square Feet		644,443

	QUARTERLY SUPPLEMENTAL DISCLOSURE
	June 30, 2010
	Property Demographics 1

							3-Mile Radius2				5-Mile Radius
				Trade	Cash 2			#
	Property /			Area	Base	Total	Total	Households	Median HH	Avg. HH	Total	#	Median HH	Avg. HH
Classification	JV Ownership %	City	State	(Miles)	Rent	GLA	Pop.	("HH")	Income	Income	Pop.	HH	Income	Income
Core	Brandywine Town Center & Mkt Sq./22.22%	Wilmington	DE	3	16,139,491	997,006	41,222	15,054	$83,769	$102,192	120,306	46,004	$74,110	$93,425
Core	Elmwood Park Shopping Ctr.	Elmwood Park	NJ	3	3,390,339	149,491	257,647	83,959	52,609	62,446	614,727	208,535	57,938	69,562
Core	Chestnut Hill	Philadelphia	PA	3	325,483	40,570	148,084	59,791	53,526	65,990	399,921	157,197	52,171	65,291
Core	Abington Towne Center	Abington	PA	3	1,087,959	216,369	91,293	34,692	66,882	82,491	304,127	117,213	59,851	70,401
Core	Clark & Diversey	Chicago	IL	3	799,766	19,265	419,461	213,740	58,803	81,579	969,623	410,327	51,138	67,593
Core	Hobson West Plaza	Naperville	IL	3	1,124,021	99,126	98,083	34,231	94,977	114,120	241,153	82,668	93,969	113,986
Core	Methuen Shopping Ctr.	Methuen	MA	5	958,689	130,021	89,957	31,569	41,619	49,981	201,503	72,943	47,894	56,306
Core	Crossroads Shopping Ctr. / 49%	White Plains	NY	3	5,716,604	309,487	105,870	39,349	78,556	85,621	205,109	73,112	93,445	108,276
Core	The Branch Plaza	Smithtown	NY	3	2,618,343	125,751	68,832	23,221	89,522	113,455	199,361	64,663	82,867	105,093
Core	Amboy Road	Staten Island	NY	3	1,600,970	60,090	156,384	56,991	69,666	90,260	292,132	105,178	66,927	88,388
Core	Village Commons Shopping Ctr.	Smithtown	NY	3	2,103,578	87,237	68,832	23,221	89,522	113,455	199,361	64,663	82,867	105,093
Core	Bloomfield Town Square	Bloomfield Hills	MI	5	2,847,744	234,095	62,528	23,953	73,997	102,234	166,443	62,677	79,970	105,922
Core	Crescent Plaza	Brockton	MA	3	1,608,487	218,141	99,649	34,369	46,062	56,826	168,246	58,789	46,062	56,826
Core	239 Greenwich Avenue / 75%	Greenwich	CT	5	1,397,621	16,834	67,165	24,889	97,270	125,159	142,822	51,210	94,119	119,232
Core	Town Line Plaza	Rocky Hill	CT	3	1,629,256	206,346	45,606	19,067	65,917	75,855	153,302	61,023	57,724	68,679
Core	New Loudon Center	Latham	NY	5	1,811,805	255,826	41,815	15,619	55,375	66,288	151,655	61,034	47,547	61,261
Core	Pacesetter Park Shopping Ctr.	Pomona	NY	3	1,076,152	96,380	25,618	8,209	89,598	125,526	129,143	36,828	72,841	102,767
Core	LA Fitness, Staten Island	Staten Island	NY	3	1,265,000	55,000	127,542	45,026	65,178	83,167	457,912	162,076	60,236	77,922
Core	West 54th Street	Manhattan	NY	3	3,000,504	9,693	582,613	325,406	80,037	96,770	2,424,848	1,048,312	55,446	67,194
Core	East 17th Street	Manhattan	NY	3	625,000	19,622	1,027,933	495,157	64,629	116,133	2,512,412	1,086,434	53,903	96,755
Core	Mad River Station	Dayton	OH	5	1,419,126	125,984	58,692	25,428	58,119	67,529	135,000	56,693	60,560	71,601
Core	Mark Plaza	Edwardsville	PA	5	800,295	216,401	87,986	37,409	31,982	39,628	124,868	52,566	34,683	43,184
Core	Bartow Avenue	The Bronx	NY	3	434,990	14,676	567,476	209,231	40,253	47,643	1,435,467	511,796	30,552	43,522
Core	Walnut Hill Plaza	Woonsocket	RI	5	2,431,096	284,717	60,322	22,861	42,715	47,867	95,320	35,238	50,142	56,573
Core	A & P Shopping Plaza / 60%	Boonton	NJ	5	1,166,305	62,908	49,442	18,288	87,533	113,042	101,266	36,438	86,509	106,011
Core	Merrillville Plaza	Hobart	IN	5	2,823,815	235,847	26,118	10,066	56,556	64,248	87,796	32,151	54,709	62,531
Core	The Gateway Shopping Ctr.	So. Burlington	VT	3	1,832,649	101,784	46,879	19,366	44,294	55,033	69,993	28,186	47,104	57,514
Core	Marketplace of Absecon	Absecon	NJ	3	1,064,892	104,718	30,732	11,642	52,106	64,775	68,326	26,137	51,610	62,711
Core	Plaza 422	Lebanon	PA	3	795,852	156,279	43,975	17,347	36,874	47,144	61,197	23,615	41,055	51,545
Core	Route 6 Plaza	Honesdale	PA	5	1,155,530	175,519	7,567	3,014	32,283	43,919	11,899	4,627	34,031	46,300
Fund I	Granville Center / 37.78%	Columbus	OH	3	593,022	134,997	112,547	47,337	47,547	53,746	266,313	108,411	53,466	60,719
Fund I	Tarrytown Shopping Center / 37.78%	Tarrytown	NY	3	889,690	34,979	36,856	13,450	78,415	95,294	123,546	43,654	85,757	103,311
Fund II- Urban In-Fill	400 East Fordham Road / 19.2%	The Bronx	NY	2	5,519,760	119,446	1,205,053	412,674	30,252	38,298	1,997,909	698,322	33,259	40,957
Fund II- Urban In-Fill	Sherman Avenue / 19.2%	Manhattan	NY	2	-	-	535,739	175,108	29,260	36,324	2,049,516	721,521	34,366	42,608
Fund II- Urban In-Fill	Pelham Manor Shopping Plaza / 19.2%	Westchester	NY	3	4,715,674	229,183	398,727	147,238	48,697	56,116	1,109,022	403,897	44,956	53,542
Fund II- Urban In-Fill	161st Street /19.2%	The Bronx	NY	2	4,384,824	230,218	1,274,483	427,111	25,104	31,477	2,531,473	966,482	37,307	48,034
Fund II- Urban In-Fill	Liberty Avenue / 19.2%	Queens	NY	3	730,376	26,125	613,457	201,509	44,915	59,078	613,457	201,509	44,915	59,078
Fund II- Urban In-Fill	216th Street / 19.2%	Manhattan	NY	2	2,460,000	60,000	536,119	183,542	30,978	41,481	536,119	183,542	30,978	41,481
Fund II- Other	Oakbrook/ 20%	Oakbrook	IL	3	825,000	112,000	77,560	29,487	77,130	108,955	288,932	108,039	75,456	97,126
Fund III- Other	Cortlandt Towne Center/19.91%	Mohegan Lake	NY	3	8,881,514	641,443	50,899	17,257	83,556	96,323	85,373	28,902	88,363	103,198
					94,051,222	6,413,574
TOTAL
Weighted Average - Based on GLA							155,413	55,656	$63,117	$76,803	333,904	123,986	$62,856	$77,118
Weighted Average - Based on base rent 1							176,673	71,274	$64,938	$80,254	428,115	165,734	$60,558	$74,876

CORE
Weighted Average - Based on GLA							75,025	28,617	$64,210	$78,606	184,517	69,145	$62,564	$77,400
Weighted Average - Based on base rent 1							133,083	57,579	$66,325	$82,212	359,860	142,125	$60,970	$75,601

FUND I
Weighted Average - Based on GLA							96,971	40,363	$53,899	$62,296	236,933	95,085	$60,111	$69,484
Weighted Average - Based on base rent 1							67,129	27,003	$66,069	$78,677	180,647	69,554	$72,842	$86,276

FUND II -Urban In-fill
Weighted Average - Based on GLA							867,590	297,219	$35,468	$43,181	1,689,989	623,720	$38,944	$48,504
Weighted Average - Based on base rent 1							892,004	305,642	$34,570	$42,628	1,635,244	594,912	$37,516	$46,847

FUND II -Other
Weighted Average - Based on GLA							77,560	29,487	$77,130	$108,955	288,932	108,039	$75,456	$97,126
Weighted Average - Based on base rent 1							77,560	29,487	$77,130	$108,955	288,932	108,039	$75,456	$97,126

FUND III
Weighted Average - Based on GLA							50,899	17,257	$83,556	$96,323	85,373	28,902	$88,363	$103,198
Weighted Average - Based on base rent 1							50,899	17,257	$83,556	$96,323	85,373	28,902	$88,363	$103,198

1 Does not include the Kroger/Safeway Portfolio.  Base rent for joint ventures has been pro-rated based on the Company's ownership % in the joint venture.
2 West 54th Street, Sherman 161st Street and 216th Street figures are for 2 mile radius

Reporting Supplement
June 30, 2010

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO")  and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.